                                                                    EXHIBIT 1(b)

                     ATLAS AMERICA PUBLIC #12-2003 PROGRAM


                            DEALER-MANAGER AGREEMENT
                                      WITH
                               BRYAN FUNDING, INC.

                               BRYAN FUNDING, INC.
                            DEALER-MANAGER AGREEMENT

                                TABLE OF CONTENTS


                                                                                 Page
                                                                                 ----
 1   Description of Program and Units .........................................    1
 2   Representations, Warranties and Agreements of the Managing General Partner    2
 3   Grant of Authority to the Dealer-Manager .................................    3
 4   Compensation and Fees ....................................................    3
 5   Covenants of the Managing General Partner ................................    5
 6   Representations and Warranties of the Dealer-Manager .....................    5
 7   State Securities Registration ............................................   10
 8   Expense of Sale ..........................................................   11
 9   Conditions of the Dealer-Manager's Duties ................................   11
10   Conditions of the Managing General Partner's Duties ......................   11
11   Indemnification ..........................................................   12
12   Representations and Agreements to Survive Delivery .......................   12
13   Termination ..............................................................   13
14   Notices ..................................................................   13
15   Format of Checks/Escrow Agent ............................................   13
16   Transmittal Procedures ...................................................   14
17   Parties ..................................................................   15
18   Relationship .............................................................   15
19   Effective Date ...........................................................   15
20   Entire Agreement, Waiver .................................................   15
21   Complaints ...............................................................   15
22   Privacy ..................................................................   15
23.  Anti-Money Laundering Provisions..........................................   16




Exhibit A - Form of Escrow Agreement for Atlas America Public #12-2003 Program Exhibit B - Selling Agent Agreement


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Dealer-Manager Agreement

                               BRYAN FUNDING, INC.

                            DEALER-MANAGER AGREEMENT
                                 (Best Efforts)


       RE:   ATLAS AMERICA PUBLIC #12-2003 PROGRAM
             -------------------------------------


Bryan Funding, Inc.
393 Vanadium Road
Pittsburgh, Pennsylvania 15243

Gentlemen:

       The undersigned, Atlas Resources, Inc., which is referred to as the "Managing General Partner," on behalf of Atlas America Public #12-2003 Program, which is referred to as the "Program," is a series of up to three limited partnerships to be organized under the laws of Delaware as described below. These limited partnerships are sometimes referred to in this Agreement in the singular as a "Partnership" or in the plural as "Partnerships." The Managing General Partner on behalf of the Partnerships hereby confirms its agreement with you, as Dealer-Manager, as follows:

1.     Description of Program and Units.

       (a) The Managing General Partner, a Pennsylvania corporation, proposes to be the sole managing general partner of the up to four limited partnerships to be formed under the Delaware Revised Uniform Limited Partnership Act. The Partnerships will be named as follows:


              (i)    Atlas America Public #12-2003 Limited Partnership;

              (ii)   Atlas America Public #12-2004(A) Limited Partnership; and

              (iii)  Atlas America Public #12-2004(B) Limited Partnership.

              On behalf of the Program and the Partnerships, a Registration Statement on Form S-1 (Registration No. 333-105811), relating to the offer and sale of the limited partner and investor general partner interests in the Partnerships which are referred to as the "Units" was filed on June 4, 2003, with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, which is referred to as the "Act." The Registration Statement has been declared effective by the Commission, and the Partnerships and the Units are described in the Prospectus (the "Prospectus") that forms a part of the Registration Statement. As used in this Agreement, the terms "Prospectus" and "Registration Statement" refer solely to the Prospectus and Registration Statement, as amended, described above, except that:

              (i) from and after the date on which any post-effective amendment to the Registration Statement is declared effective by the Commission, the term "Registration Statement" shall refer to the Registration Statement as amended by that post-effective amendment, and the term "Prospectus" shall refer to the Prospectus then forming a part of the Registration Statement; and




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



              (ii) if the Prospectus filed by the Managing General Partner pursuant to Rule 424(b) or (c) promulgated by the Commission under the Act differs from the Prospectus on file with the Commission at the time the Registration Statement or any post-effective amendment thereto shall have become effective, the term "Prospectus" shall refer to the Prospectus filed pursuant thereto from and after the date on which it was filed.

              Terms defined in the Prospectus and not otherwise defined in this Agreement shall have the meanings set forth in the Prospectus.

       (b) The Units will be sold at a price of $10,000 per Unit subject to the discounts set forth in Section 4(c) of this Agreement for certain investors. Subject to the receipt and acceptance by the Managing General Partner of the minimum subscription proceeds of $1,000,000, in a Partnership by its Offering Termination Date for each Partnership as described in the Prospectus (the "Offering Termination Date") the Managing General Partner may break escrow and use the subscription proceeds for the Partnership's drilling activities, which is referred to as the "Initial Closing Date." The subscription period for each Partnership will be as described in the Prospectus. However, the offering of Atlas America Public #12-2003 Limited Partnership may not extend beyond December 31, 2003, the offering of Atlas America Public #12-2004(A) Limited Partnership" may not extend beyond July 30, 2004, and the offering of Atlas America Public #12-2004(B) Limited Partnership may not extend beyond December 31, 2004. Also, the maximum subscriptions of all the Partnerships, in the aggregate, must not exceed the registered amount of $75 million.

       The Managing General Partner will notify you and the "Selling Agents," as defined below, of the Initial Closing Date and Offering Termination Date for each Partnership.

2. Representations, Warranties and Agreements of the Managing General Partner. The Managing General Partner represents and warrants to and agrees with you that:

       (a) The Partnerships composing the Program have a currently effective Registration Statement on Form S-1, including a final Prospectus, for the registration of the Units under the Act as described in
              Section 1 of this Agreement.

       (b) The Managing General Partner shall provide to you for delivery to all offerees and purchasers and their representatives the information and documents that the Managing General Partner deems appropriate to comply with the Act and applicable state securities acts, which are referred to as the "Blue Sky" laws.

       (c) The Units when issued will be duly authorized and validly issued as set forth in the Agreement of Limited Partnership of each Partnership, which is referred to as the "Partnership Agreement," the form of which is included as Exhibit (A) to the Prospectus, and subject only to the rights and obligations set forth in the Partnership Agreement or imposed by the laws of the state of formation of each Partnership or of any jurisdiction to the laws of which each Partnership is subject.

       (d) Each Partnership will be duly formed under the laws of the State of Delaware and once formed will be validly existing as a limited partnership in good standing under the laws of Delaware with full power and authority to own its properties and conduct its business as described in the Prospectus.


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              Each Partnership will be qualified to do business as a limited partnership or similar entity offering limited liability in those jurisdictions where the Managing General Partner deems the qualification necessary to assure limited liability of the limited partners.

       (e) The Prospectus, as supplemented or amended, does not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they are made, not misleading.

3.     Grant of Authority to the Dealer-Manager.

       (a) Based on the representations and warranties contained in this Agreement, and subject to the terms and conditions set forth in this Agreement, the Managing General Partner appoints you as the Dealer-Manager for the Partnerships and gives you the exclusive right to solicit subscriptions for the Units on a "best efforts" basis in the states of:

              (i)    Minnesota; and

              (ii)   New Hampshire

              during the offering period as described in the Prospectus.

       (b) In the states of Minnesota and New Hampshire you agree to use your best efforts to effect sales of the Units and to form and manage a selling group composed of soliciting broker/dealers, which are referred to as the "Selling Agents," each of which shall be a member of the National Association of Securities Dealers, Inc., which is referred to as the "NASD," and shall enter into a "Selling Agent Agreement" in substantially the form attached to this Agreement as Exhibit "B."

       The Managing General Partner shall have three business days after the receipt of an executed Selling Agent Agreement to refuse that Selling Agent's participation.

4.     Compensation and Fees.

       (a) As Dealer-Manager you shall receive from the Managing General Partner the following compensation, based on each Unit sold to investors in a Partnership who are situated and/or residents in the states of Minnesota and New Hampshire and whose subscriptions for Units are accepted by the Managing General Partner:

              (i)    a 2.5% Dealer-Manager fee;

              (ii)   a 7% Sales Commission;

              (iii)  a .5% accountable marketing expense fee; and

              (iv) a .5% reimbursement of the Selling Agents' bona fide accountable due diligence expenses.

       (b) All of the .5% reimbursement of the Selling Agents' bona fide accountable due diligence expenses shall be reallowed to the Selling Agents, and all or a portion of the 7% Sales Commission and .5% accountable marketing expense fee shall be reallowed to the Selling Agents as described in the Selling Agent Agreement with each Selling Agent. Most, if not all, of the 2.5% Dealer-Manager fee shall be reallowed to the wholesalers for subscriptions obtained through their efforts less any reimbursements for expenses which are received by





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              the wholesaler in connection with the Program. You shall retain any of the 7% Sales Commission and .5% accountable marketing expense fee not reallowed to the Selling Agents and any of the 2.5% Dealer-Manager fee not reallowed to the wholesalers.

       (c)    Notwithstanding the foregoing:

              (i) the Managing General Partner, its officers, directors, and affiliates, and investors who buy Units through the officers and directors of the Managing General Partner may subscribe to Units for a subscription price reduced by the 2.5% Dealer-Manager fee, the 7% Sales Commission, the .5% accountable marketing expense fee, and the .5% reimbursement of the Selling Agents' bona fide accountable due diligence expenses which shall not be paid to you; and

              (ii) registered investment advisors and their clients and Selling Agents and their registered representatives and principals may subscribe to Units for a subscription price reduced by the 7% Sales Commission, which shall not be paid to you, although their subscription price shall not be reduced by the 2.5% Dealer-Manager fee, the .5% accountable marketing expense fee, and the .5% reimbursement of the Selling Agents' bona fide accountable due diligence expenses which shall be paid to you.

              No more than 5% of the total Units sold in the Partnerships shall be sold, in the aggregate, with the discounts described above.

       (d) Pending receipt and acceptance by the Managing General Partner of the minimum subscription proceeds of $1,000,000 in each Partnership, excluding:

              (i) any optional subscription of the Managing General Partner and its Affiliates; and

              (ii) the subscription discounts set forth in Section 4(c) of this Agreement;

              all proceeds received by you from the sale of Units in each Partnership shall be held in a separate interest bearing escrow account as provided in Section 15 of this Agreement.

              Unless at least the minimum subscription proceeds of $1,000,000 as described above are received on or before the Offering Termination Date of a Partnership as described in Section 1 of this Agreement, the offering of Units in that Partnership shall be terminated, in which event:

              (i) the 2.5% Dealer-Manager fee, the 7% Sales Commission, the .5% accountable marketing expense fee, and the .5% reimbursement of the Selling Agents' bona fide accountable due diligence expenses set forth in Section 4(a) of this Agreement shall not be payable to you;

              (ii) all funds advanced by subscribers shall be returned to them with interest earned; and

              (iii) you shall deliver a termination letter in the form provided to you by the Managing General Partner to each of the subscribers and to each of the offerees previously solicited by you and the Selling Agents in connection with the offering of the Units.



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Dealer-Manager Agreement

       (e) Except as otherwise provided below, the fees, reimbursements, and Sales Commissions set forth in Section 4(a) of this Agreement shall be paid to you within five business days after the following:

              (i) at least the minimum subscription proceeds of $1,000,000 as described above have been received by the respective Partnership and accepted by the Managing General Partner; and

              (ii) the Partnership's subscription proceeds have been released from the escrow account to the Managing General Partner.

              You shall reallow to the Selling Agents and the wholesalers their respective fees, reimbursements, and Sales Commissions as set forth in Section 4(b) of this Agreement.

              Thereafter, your fees, reimbursements, and Sales Commissions shall be paid to you and shall be reallowed to the Selling Agents and wholesalers as described above approximately every two weeks until the Offering Termination Date for the respective Partnership. All your remaining fees, reimbursements, and Sales Commissions shall be paid by the Managing General Partner no later than fourteen business days after the Offering Termination Date for the respective Partnership.

5. Covenants of the Managing General Partner. The Managing General Partner covenants and agrees that:

       (a) The Managing General Partner shall deliver to you ample copies of the Prospectus and all amendments or supplements to the Prospectus.

       (b) If any event affecting a Partnership or the Managing General Partner occurs that in the opinion of the Managing General Partner should be set forth in a supplement or amendment to the Prospectus, then the Managing General Partner shall promptly at its expense prepare and furnish to you a sufficient number of copies of a supplement or amendment to the Prospectus so that it, as so supplemented or amended, will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they are made, not misleading.

6. Representations and Warranties of the Dealer-Manager. You, as the Dealer-Manager, represent and warrant to the Managing General Partner that:

       (a) You are a corporation duly organized, validly existing and in good standing under the laws of the state of your formation or of any jurisdiction to the laws of which you are subject, with all requisite power and authority to enter into this Agreement and to carry out your obligations under this Agreement.

       (b) This Agreement when accepted and approved shall be duly authorized, executed, and delivered by you and shall be a valid and binding agreement on your part in accordance with its terms.

       (c) The consummation of the transactions contemplated by this Agreement and the Prospectus shall not result in the following:




Bryan Funding, Inc.                    5
Dealer-Manager Agreement

              (i) any breach of any of the terms or conditions of, or a default under your Articles of Incorporation or Bylaws, or any other indenture, agreement, or other instrument to which you are a party; or

              (ii) any violation of any order applicable to you of any court or any federal or state regulatory body or administrative agency having jurisdiction over you or your affiliates.

       (d) You are duly registered under the provisions of the Securities Exchange Act of 1934, which is referred to as the "Act of 1934," as a dealer, and you are a member in good standing of the NASD. You are duly registered as a broker/dealer in the states where you are required to be registered in order to carry out your obligations as contemplated by this Agreement and the Prospectus. You agree to maintain all the foregoing registrations in good standing throughout the term of the offer and sale of the Units in each Partnership, and you agree to comply with all statutes and other requirements applicable to you as a broker/dealer under those registrations.

       (e) Pursuant to your appointment as Dealer-Manager, you shall use your best efforts to exercise the supervision and control that you deem necessary and appropriate to the activities of you and the Selling Agents to comply with all the provisions of the Act, insofar as the Act applies to your and their activities under this Agreement. Further, you and the Selling Agents shall not engage in any activity which would cause the offer and/or sale of the Units not to comply with the Act, the Act of 1934, the applicable rules and regulations of the Commission, the applicable state securities laws and regulations, this Agreement, and the NASD Conduct Rules including Rules 2420, 2730, 2740, 2750, and Rule 2810(b)(2) and
              (b)(3), which provide as follows:

              Sec. (b)(2)
              Suitability

                     (A) A member or person associated with a member shall not underwrite or participate in a public offering of a direct participation program unless standards of suitability have been established by the program for participants therein and such standards are fully disclosed in the prospectus and are consistent with the provisions of subparagraph (B) of this section.

                     (B) In recommending to a participant the purchase, sale or exchange of an interest in a direct participation program, a member or person associated with a member shall:

                            (i) have reasonable grounds to believe, on the basis of information obtained from the participant concerning his investment objectives, other investments, financial situation and needs, and any other information known by the member or associated person, that:

                                   (a)    the participant is or will be in a
                                          financial position appropriate to
                                          enable him to realize to a significant
                                          extent the benefits described in the




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                                          prospectus, including the tax benefits
                                          where they are a significant aspect of
                                          the program;

                                   (b)    the participant has a fair market net
                                          worth sufficient to sustain the risks
                                          inherent in the program, including
                                          loss of investment and lack of
                                          liquidity; and

                                   (c)    the program is otherwise suitable for
                                          the participant; and

                            (ii) maintain in the files of the member documents disclosing the basis upon which the determination of suitability was reached as to each participant.

                     (C) Notwithstanding the provisions of subparagraphs (A) and (B) hereof, no member shall execute any transaction in a direct participation program in a discretionary account without prior written approval of the transaction by the customer.

              Sec. (b)(3)
              Disclosure

                     (A) Prior to participating in a public offering of a direct participation program, a member or person associated with a member shall have reasonable grounds to believe, based on information made available to him by the sponsor through a prospectus or other materials, that all material facts are adequately and accurately disclosed and provide a basis for evaluating the program.

                     (B) In determining the adequacy of disclosed facts pursuant to subparagraph (A) hereof, a member or person associated with a member shall obtain information on material facts relating at a minimum to the following, if relevant in view of the nature of the program:

                            (i)    items of compensation;

                            (ii)   physical properties;

                            (iii)  tax aspects;

                            (iv) financial stability and experience of the sponsor;

                            (v)    the program's conflicts and risk factors; and

                            (vi)   appraisals and other pertinent reports.

                     (C) For purposes of subparagraphs (A) and (B) hereof, a member or person associated with a member may rely upon the results of an inquiry conducted by another member or members, provided that:


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                            (i)    the member or person associated with a member
                                   has reasonable grounds to believe that such inquiry was conducted with due care;

                            (ii) the results of the inquiry were provided to the member or person associated with a member with the consent of the member or members conducting or directing the inquiry; and

                            (iii) no member that participated in the inquiry is a sponsor of the program or an affiliate of such sponsor.

                           (D) Prior to executing a purchase transaction in a direct participation program, a member or person associated with a member shall inform the prospective participant of all pertinent facts relating to the liquidity and marketability of the program during the term of investment.

       (f) You shall not nor shall you permit any Selling Agent to offer or sell the Units in Minnesota or New Hampshire until you have been advised in writing by the Managing General Partner, or the Managing General Partner's special counsel, that the offer or sale of the Units:

              (i)    has been qualified in the state;

              (ii) is exempt from the qualification requirements imposed by the state; or

              (iii)  the qualification is otherwise not required.

       (g) You and the Selling Agents have received copies of the Prospectus relating to the Units and you and the Selling Agents have relied only on the statements contained in the Prospectus and not on any other statements whatsoever, either written or oral, with respect to the details of the offering of Units.

              You agree and shall require any Selling Agent to agree to deliver a copy of the Prospectus to each subscriber to whom you sell the Units at or before the completion of any sale of Units to such subscriber (which sale shall be deemed, for the purposes of this Agreement to occur on the date on which that subscriber delivers subscription funds to the escrow agent), or earlier if required by the Blue Sky or securities laws of any state. Unless advised otherwise by the Managing General Partner, you and the Selling Agents may choose to provide each offeree with the following, which are collectively referred to as the "Sales Literature":

              (i)    a flyer entitled "Atlas America Public #12-2003 Program";

              (ii) an article entitled "Tax Rewards with Oil and Gas Partnerships";

              (iii) a brochure of tax scenarios entitled "How an Investment in Atlas America Public #12-2003 Program Can Help Achieve an Investor's Tax Objectives";

              (iv) a brochure entitled "Investing in Atlas America Public #12-2003 Program";



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              (v)    a booklet entitled "Outline of Tax Consequences of Oil and
                     Gas Drilling Programs";

              (vi) a brochure entitled "The Appalachian Basin: A Prime Drilling Location Which Commands a Premium";

              (vii)  a brochure entitled "Investment Insights - Tax Time";

              (viii) a brochure entitled "Frequently Asked Questions"; and

              (ix)   possibly other supplementary materials.

              Any such Sales Literature, if distributed, must have been preceded or must be accompanied by the Prospectus.

       (h) You and the Selling Agents agree that you and the Selling Agents shall not place any advertisement or other solicitation with respect to the Units (including without limitation any material for use in any newspaper, magazine, radio or television commercial, telephone recording, motion picture, or other public media) without:

              (i)    the prior written approval of the Managing General Partner;
                     and

              (ii) the prior written approval of the form and content thereof by the Commission, the NASD and the securities authorities of the states where such advertisement or solicitation is to be circulated.

              Any such advertisements or solicitations shall be at your expense.

       (i) If a supplement or amendment to the Prospectus is prepared and delivered to you by the Managing General Partner, you agree and shall require any Selling Agent to agree as follows:

              (i) to distribute each supplement or amendment to the Prospectus to every person who has previously received a copy of the Prospectus from you and/or the Selling Agent; and

              (ii) to include each supplement or amendment in all future deliveries of any Prospectus.

       (j) In connection with any offer or sale of the Units, you agree and shall require any Selling Agent to agree to the following:

              (i) to comply in all respects with statements set forth in the Prospectus, the Partnership Agreement, and any supplements or amendments to the Prospectus;

              (ii) not to make any statement inconsistent with the statements in the Prospectus, the Partnership Agreement, and any supplements or amendments to the Prospectus;

              (iii) not to make any untrue or misleading statements of a material fact in connection with the Units; and



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              (iv)   not to provide any written information, statements, or
                     sales materials other than the Prospectus, the Sales Literature, and any supplements or amendments to the Prospectus unless approved in writing by the Managing General Partner.

       (k) You agree to use your best efforts in the solicitation and sale of the Units and to coordinate and supervise the efforts of the Selling Agents, and you shall require any Selling Agent to agree to use its best efforts in the solicitation and sale of the Units, including that:

              (i) the prospective purchasers meet the suitability requirements set forth in the Prospectus, the Subscription Agreement, and this Agreement; and

              (ii) the prospective purchasers properly complete and execute the Subscription Agreement, which has been provided as Exhibit (I-B) to the Partnership Agreement, Exhibit (A) of the Prospectus, together with any additional forms provided in any supplement or amendment to the Prospectus, or otherwise provided to you by the Managing General Partner to be completed by prospective purchasers.

              The Managing General Partner shall have the right to reject any subscription at any time for any reason without liability to it. Subscription funds and executed Subscription Agreements shall be transmitted as set forth in Section 16 of this Agreement.

       (l) Although not anticipated, if you assist in any transfers of the Units, then you shall comply, and you shall require any Selling Agent to comply, with the requirements of Rule 2810(b)(2)(B) and
              (b)(3)(D) of the NASD Conduct Rules.

       (m)    You agree and covenant that:

              (i) the representations and warranties you make in this Agreement are and shall be true and correct at the applicable closing date; and

              (ii) you shall have fulfilled all your obligations under this Agreement at the applicable closing date.

7. State Securities Registration. Incident to the offer and sale of the Units, the Managing General Partner shall use its best efforts either in taking:

       (a) all necessary action and filing all necessary forms and documents deemed reasonable by it in order to qualify or register Units for sale under the securities laws of the states of Minnesota or New Hampshire; or

       (b) any necessary action and filing any necessary forms deemed reasonable by it in order to obtain an exemption from qualification or registration in those states.

       Notwithstanding, the Managing General Partner may elect not to qualify or register Units in any state or jurisdiction in which it deems the qualification or registration is not warranted for any reason in its sole discretion. The Managing General Partner and its counsel shall inform you as to the states and jurisdictions in which the Units have been qualified for sale or are exempt under the respective securities or Blue Sky laws of those states and jurisdictions. The Managing General Partner, however, has not assumed and will not assume any obligation or responsibility as to your



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       right or any Selling Agent's right to act as a broker/dealer with respect to the Units in any state or jurisdiction.

       The Managing General Partner shall provide to you and the Selling Agents for delivery to all offerees and purchasers and their representatives any additional information, documents, and instruments that the Managing General Partner deems necessary to comply with the rules, regulations, and judicial and administrative interpretations in those states and jurisdictions for the offer and sale of the Units in these states.

       The Managing General Partner shall file all post-offering forms, documents, or materials and take all other actions required by the states and jurisdictions in which the offer and sale of Units have been qualified, registered, or are exempt. However, the Managing General Partner shall not be required to take any action, make any filing, or prepare any document necessary or required in connection with your status or any Selling Agent's status as a broker/dealer under the laws of any state or jurisdiction.

       The Managing General Partner shall provide you with copies of all applications, filings, correspondence, orders, other documents, or instruments relating to any application for qualification, registration, exemption, or other approval under applicable state or Federal securities laws for the offering.

8. Expense of Sale. The expenses in connection with the offer and sale of the Units shall be payable as set forth below.

       (a) The Managing General Partner shall pay all expenses incident to the performance of its obligations under this Agreement, including the fees and expenses of its attorneys and accountants and all fees and expenses of registering or qualifying the Units for offer and sale in the states and jurisdictions as set forth in Section 7 of this Agreement, or obtaining exemptions from qualification or registration, even if the offering of the Partnerships is not successfully completed.

       (b) You shall pay all expenses incident to the performance of your obligations under this Agreement, including the formation and management of the selling group and the fees and expenses of your own counsel and accountants, even if the offering of the Partnerships is not successfully completed.

9. Conditions of the Dealer-Manager's Duties. Your obligations under this Agreement shall be subject to the accuracy, as of the date of this Agreement and at the applicable closing date of:

       (a) the Managing General Partner's representations and warranties made in this Agreement; and

       (b) to the performance by the Managing General Partner of its obligations under this Agreement.

10. Conditions of the Managing General Partner's Duties. The Managing General Partner's obligations provided under this Agreement, including the duty to pay compensation to you as set forth in Section 4 of this Agreement, shall be subject to the following:

       (a) the accuracy, as of the date of this Agreement and at the applicable closing date of each Partnership as if made at the applicable closing date, of your representations and warranties made in this Agreement;


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Dealer-Manager Agreement

       (b)    the performance by you of your obligations under this Agreement;
              and

       (c) the Managing General Partner's receipt, at or before the applicable closing date of each Partnership, of a fully executed Subscription Agreement for each prospective purchaser as required by Section 6(k) of this Agreement.

11.    Indemnification.

       (a) You and the Selling Agents shall indemnify and hold harmless the Managing General Partner, each Partnership and its attorneys against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act, the Act of 1934, or otherwise insofar as the losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on your agreements with the Selling Agents or your breach of any of your duties and obligations, representations, or warranties under the terms or provisions of this Agreement, and you and the Selling Agents shall reimburse them for any legal or other expenses reasonably incurred in connection with investigating or defending the losses, claims, damages, liabilities, or actions.

       (b) The Managing General Partner shall indemnify and hold you and the Selling Agents harmless against any losses, claims, damages or liabilities, joint or several, to which you and the Selling Agents may become subject under the Act, the Act of 1934, or otherwise insofar as the losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on the Managing General Partner's breach of any of its duties and obligations, representations, or warranties under the terms or provisions of this Agreement, and the Managing General Partner shall reimburse you and the Selling Agents for any legal or other expenses reasonably incurred in connection with investigating or defending the losses, claims, damages, liabilities, or actions.

       (c) The foregoing indemnity agreements shall extend on the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls each indemnified party within the meaning of the Act.

       (d) Promptly after receipt by an indemnified party of notice of the commencement of any action, the indemnified party shall, if a claim in respect of the action is to be made against an indemnifying party under this Section, notify the indemnifying party in writing of the commencement of the action; but the omission to promptly notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party. If any action is brought against an indemnified party, it shall notify the indemnifying party of the commencement of the action, and the indemnifying party shall be entitled to participate in, and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified and indemnifying parties. After the indemnified party has received notice from the agreed on counsel that the defense of the action under this paragraph has been assumed, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of the action other than with respect to the agreed on counsel who assumed the defense of the action.

12. Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Managing General Partner and you in this Agreement, including the indemnity agreements contained in Section 11 of this Agreement, shall:


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

       (a)    survive the delivery, execution and closing of this Agreement; and

       (b) remain operative and in full force and effect regardless of any investigation made by or on behalf of you or any person who controls you within the meaning of the Act, by the Managing General Partner, or any of its officers, directors, or any person who controls the Managing General Partner within the meaning of the Act, or any other indemnified party; and

       (c)    survive delivery of the Units.

13.    Termination.

       (a) You shall have the right to terminate this Agreement other than the indemnification provisions of Section 11 of this Agreement by giving notice as specified below any time at or before a closing date:

              (i) if the Managing General Partner has failed, refused, or been unable at or before a closing date, to perform any of its obligations under this Agreement; or

              (ii) there has occurred an event materially and adversely affecting the value of the Units.

         If you elect to terminate this Agreement other than the indemnification provisions of Section 11 of this Agreement, then the Managing General Partner shall be promptly notified by you by telephone, e-mail, facsimile, or telegram, confirmed by letter.

       (b) The Managing General Partner may terminate this Agreement other than the indemnification provisions of Section 11 of this Agreement, for any reason and at any time, by promptly giving notice to you by telephone, e-mail, facsimile, or telegram, confirmed by letter as specified below at or before a closing date.

14.    Notices.

       (a) All notices or communications under this Agreement, except as otherwise specifically provided, shall be in writing.

       (b) Any notice or communication sent by the Managing General Partner to you shall be mailed, delivered, or sent by facsimile, e-mail or telegraph, and confirmed to you at 393 Vanadium Road, Pittsburgh, Pennsylvania 15243.

       (c) Any notice or communication sent by you to the Managing General Partner or a Partnership shall be mailed, delivered, or sent by facsimile, e-mail or telegraph, and confirmed at 311 Rouser Road, Moon Township, Pennsylvania 15108.

15. Format of Checks/Escrow Agent. Pending receipt of the minimum subscription proceeds of $1,000,000 of each Partnership as set forth in
       Section 4(d) of this Agreement, the Managing General Partner and you and the Selling Agents, including customer carrying broker/dealers, agree that all subscribers shall be instructed to make their checks or wires payable solely to the Escrow Agent for the Partnership in which the Units are then being offered as follows:

       (a) "Atlas Public #12-2003 Limited Partnership, Escrow Agent, National City Bank of PA";


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Dealer-Manager Agreement

       (b) "Atlas Public #12-2004(A) Limited Partnership, Escrow Agent, National City Bank of PA"; or

       (c) "Atlas Public #12-2004(B)Limited Partnership, Escrow Agent, National City Bank";

       as agent for the respective Partnership then being offered, and you agree and shall require the Selling Agents, including customer carrying broker/dealers, to agree to comply with Rule 15c2-4 adopted under the Act of 1934. In addition, for identification purposes, wire transfers should reference the subscriber's name and the account number of the escrow account for the Partnership in which the Units are then being offered.

       If you receive a check not conforming to the foregoing instructions, then you shall return the check to the Selling Agent not later than the end of the next business day following its receipt by you. The Selling Agent shall then return the check directly to the subscriber not later than the end of the next business day following its receipt from you. Checks received by you or a Selling Agent which conform to the foregoing instructions shall be transmitted by you under Section 16 "Transmittal Procedures," below.

       You represent that you have or will execute the Escrow Agreement for each Partnership and agree that you are bound by the terms of the Escrow Agreement executed by you, for the respective Partnership, and the Managing General Partner, forms of which are attached to this Agreement as Exhibits "A-1" through "A-3."

16. Transmittal Procedures. You and each Selling Agent, including customer carrying broker/dealers, shall transmit received investor funds in accordance with the following procedures. For purposes of the following, the term "Selling Agent" shall also include you as Dealer-Manager when you receive subscriptions from investors.

       (a) Pending receipt of a Partnership's minimum subscription proceeds of $1,000,000 as set forth in Section 4(d) of this Agreement, the Selling Agents on receipt of any check from a subscriber shall promptly transmit the check and the original executed Subscription Agreement to you, as Dealer-Manager, by the end of the next business day following receipt of the check by the Selling Agent. By the end of the next business day following your receipt of the check and the original executed Subscription Agreement, you, as Dealer-Manager, shall transmit the check and a copy of the executed Subscription Agreement to the Escrow Agent, and the original executed Subscription Agreement and a copy of the check to the Managing General Partner.

       (b) On receipt by you, as Dealer-Manager, of notice from the Managing General Partner that a Partnership's minimum subscription proceeds of $1,000,000 as set forth in Section 4(d) of this Agreement have been received, the Managing General Partner, you, and the Selling Agents agree that all subscribers then may be instructed, in the Managing General Partner's sole discretion, to make their checks or wires payable solely to the Partnership in which Units are then being offered.

              Thereafter, the Selling Agents shall promptly transmit any and all checks received from subscribers and the original executed Subscription Agreement to you, as Dealer-Manager, by the end of the next business day following receipt of the check by the Selling Agent. By the end of the next business day following your receipt of the check and the original executed Subscription Agreement, you, as Dealer-Manager, shall transmit the check and the original executed Subscription Agreement to the Managing General Partner.


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Dealer-Manager Agreement

17. Parties. This Agreement shall inure to the benefit of and be binding on you, the Managing General Partner, and any respective successors and assigns. This Agreement shall also inure to the benefit of the indemnified parties, their successors and assigns. This Agreement is intended to be and is for the sole and exclusive benefit of the parties to this Agreement, including the Partnerships, and their respective successors and assigns, and the indemnified parties and their successors and assigns, and for the benefit of no other person. No other person shall have any legal or equitable right, remedy or claim under or in respect of this Agreement. No purchaser of any of the Units from you or a Selling Agent shall be construed a successor or assign merely by reason of the purchase.

18. Relationship. This Agreement shall not constitute you a partner of the Managing General Partner, a Partnership, or any general partner of a Partnership, nor render the Managing General Partner, the Partnerships, or any general partner of a Partnership liable for any of your obligations.

19. Effective Date. This Agreement is made effective between the parties as of the date accepted by you as indicated by your signature to this Agreement.

20.    Entire Agreement, Waiver.

       (a) This Agreement constitutes the entire agreement between the Managing General Partner and you, and shall not be amended or modified in any way except by subsequent agreement executed in writing. Neither party to this Agreement shall be liable or bound to the other by any agreement except as specifically set forth in this Agreement.

       (b) The Managing General Partner and you may waive, but only in writing, any term, condition, or requirement under this Agreement that is intended for its benefit. However, any written waiver of any term or condition of this Agreement shall not operate as a waiver of any other breach of that term or condition of this Agreement. Also, any failure to enforce any provision of this Agreement shall not operate as a waiver of that provision or any other provision of this Agreement.

21. Complaints. The Managing General Partner and you, as Dealer-Manager, agree as follows:

       (a) to notify the other if either receives an investor complaint in connection with the offer or sale of Units by you or a Selling Agent;

       (b)    to cooperate with the other in resolving the complaint; and

       (c) to cooperate in any regulatory examination of the other to the extent it involves this Agreement or the offer or sale of Units by you or a Selling Agent.

22. Privacy. The Managing General Partner and you each acknowledge that certain information made available to the other under this Agreement may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act, other federal or state privacy laws (as amended), and the rules and regulations promulgated thereunder, which are referred to collectively, as the "Privacy Laws." The Managing General Partner and you agree as follows:

       (a) not to disclose or use the information except as required to carry out each party's respective duties under this Agreement or as otherwise permitted by law in the ordinary course of business;




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

       (b) to establish and maintain procedures reasonably designated to assure the security and privacy of all the information; and

       (c) to cooperate with the other and provide reasonable assistance in ensuring compliance with the Privacy Laws to the extent applicable to either or both the Managing General Partner and you.

23. Anti-Money Laundering Provision. You and each Selling Agent each represent and warrant to the Managing General Partner that each of you have in place and will maintain suitable and adequate "know your customer" policies and procedures and that each of you shall comply with all applicable laws and regulations regarding anti-money laundering activity and will provide such documentation to the Managing General Partner on written request.


                                         Very truly yours,

                                         MANAGING GENERAL PARTNER

                                         ATLAS RESOURCES, INC.,
                                         a Pennsylvania corporation

                            , 2003       By:
----------------------------                 ----------------------------------
       Date                                  Jack L. Hollander, Senior Vice
                                             President - Direct Participation
                                             Programs


                                         PROGRAM

                                         ATLAS AMERICA PUBLIC #12-2003 PROGRAM

                                         By: Atlas Resources, Inc.,
                                             Managing General Partner

                            , 2003       By:
----------------------------                 ----------------------------------
       Date                                  Jack L. Hollander, Senior Vice
                                             President - Direct Participation
                                             Programs


                                         DEALER-MANAGER

                                         BRYAN FUNDING, INC.,
                                         a Pennsylvania corporation

                            , 2003       By:
----------------------------                 ----------------------------------
Date                                         Richard G. Bryan, Jr., President




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Dealer-Manager Agreement

                                  EXHIBIT "A-1"

                ATLAS AMERICA PUBLIC #12-2003 LIMITED PARTNERSHIP

                                ESCROW AGREEMENT


       THIS AGREEMENT is made to be effective as of ________________, by and among Atlas Resources, Inc., a Pennsylvania corporation (the "Managing General Partner"), Anthem Securities, Inc., a Pennsylvania corporation ("Anthem"), Bryan Funding, Inc., a Pennsylvania corporation ("Bryan Funding"), collectively Anthem and Bryan Funding are referred to as the "Dealer-Manager," Atlas America Public #12-2003 Limited Partnership, a Delaware limited partnership (the "Partnership") and National City Bank of Pennsylvania, Pittsburgh, Pennsylvania, as escrow agent (the "Escrow Agent").

                                   WITNESSETH:

       WHEREAS, the Managing General Partner intends to offer publicly for sale to qualified investors (the "Investors") up to 7,500 limited and investor general partner interests in the Partnership (the "Units").

       WHEREAS, each Investor will be required to pay his subscription in full on subscribing by check or wire (the "Subscription Proceeds").

       WHEREAS, the cost per Unit will be $10,000 subject to certain discounts of up to10.5% ($1,050 per Unit) for sales to the Managing General Partner, its officers, directors and affiliates, registered investment advisors and their clients, Selling Agents and their registered representatives and principals, and investors who buy Units through the officers and directors of the Managing General Partner. Also, the Managing General Partner, in its discretion, may accept one-half Unit ($5,000) subscriptions, with larger subscriptions permitted in $1,000 increments.

       WHEREAS, the Managing General Partner and Anthem have executed an agreement ("Anthem Dealer-Manager Agreement") under which Anthem will solicit subscriptions for Units in all states other than Minnesota and New Hampshire on a "best efforts" "all or none" basis for Subscription Proceeds of $1,000,000 and on a "best efforts" basis for the remaining Units on behalf of the Managing General Partner and the Partnership and under which Anthem has been authorized to select certain members in good standing of the National Association of Securities Dealers, Inc. ("NASD") to participate in the offering of the Units ("Selling Agents").

       WHEREAS, the Managing General Partner and Bryan Funding have executed an agreement ("Bryan Funding Dealer-Manager Agreement") under which Bryan Funding will solicit subscriptions for Units in the states of Minnesota and New Hampshire on a "best efforts" "all or none" basis for Subscription Proceeds of $1,000,000 and on a "best efforts" basis for the remaining Units on behalf of the Managing General Partner and the Partnership and under which Bryan Funding has been authorized to select certain members in good standing of the NASD to participate in the offering of the Units ("Selling Agents").

       WHEREAS, the Anthem Dealer-Manager Agreement and the Bryan Funding Dealer-Manager Agreement, collectively referred to as the "Dealer-Manager Agreement," provide for compensation to the Dealer-Manager to participate in the offering of the Units, subject to the discounts set forth above for certain Investors, which compensation includes, but is not limited to, for each Unit sold:

       o      a 2.5% Dealer-Manager fee;

       o      a 7% sales commission;

       o      a .5% accountable marketing expenses fee; and

       o a .5% reimbursement of the Selling Agents' bona fide accountable due diligence expenses;

all or a portion of which will be reallowed to the Selling Agents and wholesalers.

       WHEREAS, under the terms of the Dealer-Manager Agreement the Subscription Proceeds are required to be held in escrow subject to the receipt and acceptance by the Managing General Partner of the minimum Subscription Proceeds of $1,000,000, excluding any optional subscription by the Managing General Partner, its officers, directors, and Affiliates.

       WHEREAS, the Units may also be offered and sold by the officers and directors of the Managing General Partner without receiving a sales commission or other compensation on their sales.

       WHEREAS, no subscriptions to the Partnership will be accepted after the "Offering Termination Date," which is the first to occur of either:

       o      receipt of the maximum Subscription Proceeds of $75,000,000; or

       o      December 31, 2003.

       WHEREAS, to facilitate compliance with the terms of the Dealer-Manager Agreement and Rule 15c2-4 adopted under the Securities Exchange Act of 1934, the Managing General Partner and the Dealer-Manager desire to have the Subscription Proceeds deposited with the Escrow Agent and the Escrow Agent agrees to hold the Subscription Proceeds under the terms and conditions set forth in this Agreement.

       NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Agreement, the parties to this Agreement, intending to be legally bound, agree as follows:

1. Appointment of Escrow Agent. The Managing General Partner, the Partnership, and the Dealer-Manager appoint the Escrow Agent as the escrow agent to receive and to hold the Subscription Proceeds deposited with the Escrow Agent by the Dealer-Manager and the Managing General Partner under this Agreement, and the Escrow Agent agrees to serve in this capacity during the term and based on the provisions of this Agreement.

2. Deposit of Subscription Proceeds. Pending receipt of the minimum Subscription Proceeds of $1,000,000, the Dealer-Manager and the Managing General Partner shall deposit the Subscription Proceeds of each Investor to whom they sell Units with the Escrow Agent and shall deliver to the Escrow Agent a copy of the "Subscription Agreement," which is the execution and subscription instrument signed by the Investor to evidence his agreement to purchase Units in the Partnership. Payment for each subscription for Units shall be in the form of a check or wire made payable to "Atlas America Public #12-2003 Limited Partnership, Escrow Agent, National City Bank of Pennsylvania."

3. Investment of Subscription Proceeds. The Subscription Proceeds shall be deposited in an interest bearing account maintained by the Escrow Agent as directed by the Managing General Partner. This may be a savings account, bank money market account, short-term certificates of deposit issued by a bank, or short-term certificates issued or guaranteed by the United States



Escrow Agreement                       2
       government. The interest earned shall be added to the Subscription Proceeds and disbursed in accordance with the provisions of Paragraph 4 or 5 of this Agreement, as the case may be.

4.     Distribution of Subscription Proceeds. If the Escrow Agent:

       (a) receives proper written notice from an authorized officer of the Managing General Partner that at least the minimum Subscription Proceeds of $1,000,000 have been received and accepted by the Managing General Partner; and

       (b) determines that Subscription Proceeds for at least $1,000,000 have been deposited, accepted and cleared the banking system and are good;

       then the Escrow Agent shall promptly release and distribute to the Managing General Partner the escrowed Subscription Proceeds which have cleared the banking system and are good plus any interest paid and investment income earned on the Subscription Proceeds while held by the Escrow Agent in the escrow account.

       After the initial distribution, any remaining Subscription Proceeds, plus any interest paid and investment income earned on the Subscription Proceeds while held by the Escrow Agent in the escrow account, shall be promptly released and distributed to the Managing General Partner by the Escrow Agent as the Subscription Proceeds clear the banking system after a 10 day period from the date of deposit.

5. Separate Partnership Account. During the continuation of the offering after the Partnership is funded with cleared Subscription Proceeds of at least $1,000,000 and the Escrow Agent receives the notice described in Paragraph 4 of this Agreement, and before the Offering Termination Date, any additional Subscription Proceeds may be deposited by the Dealer-Manager and the Managing General Partner directly in a separate Partnership account which shall not be subject to the terms of this Agreement.

6.     Distributions to Subscribers.

       (a) If the Partnership is not funded as contemplated because less than the minimum Subscription Proceeds of $1,000,000 have been received and accepted by the Managing General Partner by twelve (12:00) p.m. (noon), local time, EASTERN STANDARD TIME on the Offering Termination Date, or for any other reason, then the Managing General Partner shall notify the Escrow Agent, and the Escrow Agent promptly shall distribute to each Investor, for which Escrow Agent has a copy of a Subscription Agreement, a refund check made payable to the Investor in an amount equal to the Subscription Proceeds of the Investor, plus any interest paid or investment income earned on the Investor's Subscription Proceeds while held by the Escrow Agent in the escrow account.

       (b) If a subscription for Units submitted by an Investor is rejected by the Managing General Partner for any reason after the Subscription Proceeds relating to the subscription have been deposited with the Escrow Agent, then the Managing General Partner promptly shall notify in writing, the Escrow Agent of the rejection, and the Escrow Agent shall promptly distribute to the Investor a refund check made payable to the Investor, for which Escrow Agent has a copy of a Subscription Agreement, in an amount equal to the Subscription Proceeds of the Investor, plus any interest paid or investment income earned on the Investor's Subscription Proceeds while held by the Escrow Agent in the escrow account.


Escrow Agreement                       3

7. Compensation and Expenses of Escrow Agent. The Managing General Partner shall be solely responsible for and shall pay the compensation of the Escrow Agent for its services under this Agreement, as provided in Appendix 1 to this Agreement and made a part of this Agreement, and the charges, expenses (including any reasonable attorneys' fees), and other out-of-pocket expenses incurred by the Escrow Agent in connection with the administration of the provisions of this Agreement. The Escrow Agent shall have no lien on the Subscription Proceeds deposited in the escrow account unless and until the Partnership is funded with cleared Subscription Proceeds of at least $1,000,000 and the Escrow Agent receives the proper written notice described in Paragraph 4 of this Agreement, at which time the Escrow Agent shall have, and is granted, a prior lien on any property, cash, or assets held under this Agreement, with respect to its unpaid compensation and nonreimbursed expenses, superior to the interests of any other persons or entities.

8. Duties of Escrow Agent. The Escrow Agent shall not be obligated to accept any notice, make any delivery, or take any other action under this Agreement unless the notice or request or demand for delivery or other action is in writing and given or made by the Managing General Partner or an authorized officer of the Managing General Partner. In no event shall the Escrow Agent be obligated to accept any notice, request, or demand from anyone other than the Managing General Partner.

9. Liability of Escrow Agent. The Escrow Agent shall not be liable for any damages, or have any obligations other than the duties prescribed in this Agreement in carrying out or executing the purposes and intent of this Agreement. However, nothing in this Agreement shall relieve the Escrow Agent from liability arising out of its own willful misconduct or gross negligence. The Escrow Agent's duties and obligations under this Agreement shall be entirely administrative and not discretionary. The Escrow Agent shall not be liable to any party to this Agreement or to any third-party as a result of any action or omission taken or made by the Escrow Agent in good faith. The parties to this Agreement will jointly and severally indemnify the Escrow Agent, hold the Escrow Agent harmless, and reimburse the Escrow Agent from, against and for, any and all liabilities, costs, fees and expenses (including reasonable attorney's fees) the Escrow Agent may suffer or incur by reason of its execution and performance of this Agreement. If any legal questions arise concerning the Escrow Agent's duties and obligations under this Agreement, then the Escrow Agent may consult with its counsel and rely without liability on written opinions given to it by its counsel.

       The Escrow Agent shall be protected in acting on any written notice, request, waiver, consent, authorization, or other paper or document which the Escrow Agent, in good faith, believes to be genuine and what it purports to be.

       If there is any disagreement between any of the parties to this Agreement, or between them or any other person, resulting in adverse claims or demands being made in connection with this Agreement, or if the Escrow Agent, in good faith, is in doubt as to what action it should take under this Agreement, then the Escrow Agent may, at its option, refuse to comply with any claims or demands on it or refuse to take any other action under this Agreement, so long as the disagreement continues or the doubt exists. In any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act and the Escrow Agent shall be entitled to continue to so refrain from acting until the dispute is resolved by the parties involved.

       National City Bank of Pennsylvania is acting solely as the Escrow Agent and is not a party to, nor has it reviewed or approved any agreement or matter of background related to this Agreement, other than this Agreement itself, and has assumed, without investigation, the authority of the individuals executing this Agreement to be so authorized on behalf of the party or parties involved.


Escrow Agreement                       4

10. Resignation or Removal of Escrow Agent. The Escrow Agent may resign as such after giving thirty days' prior written notice to the other parties to this Agreement. Similarly, the Escrow Agent may be removed and replaced after receiving thirty days' prior written notice from the other parties to this Agreement. In either event, the duties of the Escrow Agent shall terminate thirty days after the date of the notice (or as of an earlier date as may be mutually agreeable); and the Escrow Agent shall then deliver the balance of the Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account) in its possession to a successor escrow agent appointed by the other parties to this Agreement as evidenced by a written notice filed with the Escrow Agent.

       If the other parties to this Agreement are unable to agree on a successor escrow agent or fail to appoint a successor escrow agent before the expiration of thirty days following the date of the notice of the Escrow Agent's resignation or removal, then the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or other appropriate relief. Any resulting appointment shall be binding on all of the parties to this Agreement.

       On acknowledgment by any successor escrow agent of the receipt of the then remaining balance of the Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account), the Escrow Agent shall be fully released and relieved of all duties, responsibilities, and obligations under this Agreement.

11. Termination. This Agreement shall terminate and the Escrow Agent shall have no further obligation with respect to this Agreement after the distribution of all Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account) as contemplated by this Agreement or on the written consent of all the parties to this Agreement.

12. Notice. Any notices or instructions, or both, to be given under this Agreement shall be validly given if set forth in writing and mailed by certified mail, return receipt requested, or by facsimile with confirmation of receipt (originals to be followed in the mail), or by a nationally recognized overnight courier, as follows:

       If to the Escrow Agent:

             National City Bank
             1900 East 9th Street
             Cleveland, Ohio 44114

             Attention: Dawn DeWerth LOC 2111

             Phone: (216) 222-9225
             Facsimile: (216) 222-7044


Escrow Agreement                       5

       If to the Managing General Partner:

             Atlas Resources, Inc.
             311 Rouser Road
             P.O. Box 611
             Moon Township, Pennsylvania 15108

             Attention:  Karen A. Black

             Phone: (412) 262-2830
             Facsimile: (412) 262-2820

       If to Anthem:

             Anthem Securities, Inc.
             311 Rouser Road
             P.O. Box 926
             Moon Township, Pennsylvania 15108

             Attention:  Justin T. Atkinson

             Phone: (412) 262-1680
             Facsimile: (412) 262-7430

       If to Bryan Funding:

             Bryan Funding, Inc.
             393 Vanadium Road
             Pittsburgh, Pennsylvania 15243

             Attention:  Richard G. Bryan, Jr.

             Phone: (412) 276-9393
             Facsimile: (412) 276-9396

       Any party may designate any other address to which notices and instructions shall be sent by notice duly given in accordance with this Agreement.

13.    Miscellaneous.

       (a) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

       (b) This Agreement shall be binding on and shall inure to the benefit of the undersigned and their respective successors and assigns.

       (c) This Agreement may be executed in multiple copies, each executed copy to serve as an original.



Escrow Agreement                       6

14. The parties hereto and subscribers acknowledge Escrow Agent has not reviewed and is not making any recommendations with respect to the securities offered.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year first above written.

                                  NATIONAL CITY BANK OF PENNSYLVANIA
                                  As Escrow Agent

                                  By:
                                      -----------------------------------------
                                      (Authorized Officer)


                                  ATLAS RESOURCES, INC.
                                  A Pennsylvania corporation

                                  By:
                                      -----------------------------------------
                                      Karen A. Black, Vice President -
                                      Partnership Administration


                                 ANTHEM SECURITIES, INC.
                                 A Pennsylvania corporation

                                 By:
                                     ------------------------------------------
                                     Justin T. Atkinson, Vice President


                                 BRYAN FUNDING, INC.
                                 A Pennsylvania corporation

                                 By:
                                     ------------------------------------------
                                     Richard G. Bryan, Jr., President


                                 ATLAS AMERICA PUBLIC #12-2003 LIMITED
                                 PARTNERSHIP

                                 By: ATLAS RESOURCES, INC.
                                     Managing General Partner

                                 By:
                                     ------------------------------------------
                                     Jack L. Hollander, Senior Vice President -
                                     Direct Participation Programs




Escrow Agreement                       7

                         APPENDIX I TO ESCROW AGREEMENT

                    Compensation for Services of Escrow Agent

REVIEW AND ACCEPTANCE FEE:                                           $   waived

For providing initial review of the Escrow Agreement and all supporting documents and for initial services associated with establishing the Escrow Account. This is a one (1) time fee payable upon the opening of the account.

I.     Annual Administrative Fee Payable in Advance (or                $3000.00
       any portion thereof)

II.    Remittance of checks returned to subscribers (set                  20.00
       out in section 6 of the governing agreement)

III.   Wire transfers                                                       n/a

IV.    Purchase or Sale of Securities                                    100.00

V. Investments (document limits investment to a checking or savings account, or certificates of deposit) such products offered by any National City Bank retail branch)- fees are subject to the type of account the Managing General Partner directs the Escrow Agent to open and to be governed by the Escrow Agreement.

EXTRAORDINARY SERVICES:

For any services other than those covered by the aforementioned, a special per hour charge will be made commensurate with the character of the service, time required and responsibility involved. Such services include but are not limited to excessive administrative time, attendance at closings, specialized reports, and record keeping, unusual certifications, etc.

Managing General Partner agrees to report all funds in accordance with appropriate tax treatment.

FEE SCHEDULE IS SUBJECT TO ANNUAL REVIEW AND/or ADJUSTMENT UPON AMENDMENT
THERETO.



Escrow Agreement                       8

                                  EXHIBIT "A-2"

              ATLAS AMERICA PUBLIC #12-2004(A) LIMITED PARTNERSHIP

                                ESCROW AGREEMENT


       THIS AGREEMENT is made to be effective as of ________________, by and among Atlas Resources, Inc., a Pennsylvania corporation (the "Managing General Partner"), Anthem Securities, Inc., a Pennsylvania corporation ("Anthem"), Bryan Funding, Inc., a Pennsylvania corporation ("Bryan Funding"), collectively Anthem and Bryan Funding are referred to as the "Dealer-Manager," Atlas America Public #12-2004(A) Limited Partnership, a Delaware limited partnership to be formed (the "Partnership") and National City Bank of Pennsylvania, Pittsburgh, Pennsylvania, as escrow agent (the "Escrow Agent").

                                   WITNESSETH:

       WHEREAS, the Managing General Partner intends to offer publicly for sale to qualified investors (the "Investors") up to ___________ limited and investor general partner interests in the Partnership (the "Units").

       WHEREAS, each Investor will be required to pay his subscription in full on subscribing by check or wire (the "Subscription Proceeds").

       WHEREAS, the cost per Unit will be $10,000 subject to certain discounts of up to10.5% ($1,050 per Unit) for sales to the Managing General Partner, its officers, directors and affiliates, registered investment advisors and their clients, Selling Agents and their registered representatives and principals, and investors who buy Units through the officers and directors of the Managing General Partner. Also, the Managing General Partner, in its discretion, may accept one-half Unit ($5,000) subscriptions, with larger subscriptions permitted in $1,000 increments.

       WHEREAS, the Managing General Partner and Anthem have executed an agreement ("Anthem Dealer-Manager Agreement") under which Anthem will solicit subscriptions for Units in all states other than Minnesota and New Hampshire on a "best efforts" "all or none" basis for Subscription Proceeds of $1,000,000 and on a "best efforts" basis for the remaining Units on behalf of the Managing General Partner and the Partnership and under which Anthem has been authorized to select certain members in good standing of the National Association of Securities Dealers, Inc. ("NASD") to participate in the offering of the Units ("Selling Agents").

       WHEREAS, the Managing General Partner and Bryan Funding have executed an agreement ("Bryan Funding Dealer-Manager Agreement") under which Bryan Funding will solicit subscriptions for Units in the states of Minnesota and New Hampshire on a "best efforts" "all or none" basis for Subscription Proceeds of $1,000,000 and on a "best efforts" basis for the remaining Units on behalf of the Managing General Partner and the Partnership and under which Bryan Funding has been authorized to select certain members in good standing of the NASD to participate in the offering of the Units ("Selling Agents").

       WHEREAS, the Anthem Dealer-Manager Agreement and the Bryan Funding Dealer-Manager Agreement, collectively referred to as the "Dealer-Manager Agreement," provide for compensation to the Dealer-Manager to participate in the offering of the Units, subject to the discounts set forth above for certain Investors, which compensation includes, but is not limited to, for each Unit sold:

       o      a 2.5% Dealer-Manager fee;

       o      a 7% sales commission;

       o      a .5% accountable marketing expenses fee; and

       o a .5% reimbursement of the Selling Agents' bona fide accountable due diligence expenses;

all or a portion of which will be reallowed to the Selling Agents and wholesalers.

       WHEREAS, under the terms of the Dealer-Manager Agreement the Subscription Proceeds are required to be held in escrow subject to the receipt and acceptance by the Managing General Partner of the minimum Subscription Proceeds of $1,000,000, excluding any optional subscription by the Managing General Partner, its officers, directors, and Affiliates.

       WHEREAS, the Units may also be offered and sold by the officers and directors of the Managing General Partner without receiving a sales commission or other compensation on their sales.

       WHEREAS, no subscriptions to the Partnership will be accepted after the "Offering Termination Date," which is the first to occur of either:

       o receipt of the maximum Subscription Proceeds of $___________________; or

       o      July 30, 2004.

       WHEREAS, to facilitate compliance with the terms of the Dealer-Manager Agreement and Rule 15c2-4 adopted under the Securities Exchange Act of 1934, the Managing General Partner and the Dealer-Manager desire to have the Subscription Proceeds deposited with the Escrow Agent and the Escrow Agent agrees to hold the Subscription Proceeds under the terms and conditions set forth in this Agreement.

       NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Agreement, the parties to this Agreement, intending to be legally bound, agree as follows:

1. Appointment of Escrow Agent. The Managing General Partner, the Partnership, and the Dealer-Manager appoint the Escrow Agent as the escrow agent to receive and to hold the Subscription Proceeds deposited with the Escrow Agent by the Dealer-Manager and the Managing General Partner under this Agreement, and the Escrow Agent agrees to serve in this capacity during the term and based on the provisions of this Agreement.

2. Deposit of Subscription Proceeds. Pending receipt of the minimum Subscription Proceeds of $1,000,000, the Dealer-Manager and the Managing General Partner shall deposit the Subscription Proceeds of each Investor to whom they sell Units with the Escrow Agent and shall deliver to the Escrow Agent a copy of the "Subscription Agreement," which is the execution and subscription instrument signed by the Investor to evidence his agreement to purchase Units in the Partnership. Payment for each subscription for Units shall be in the form of a check or wire made payable to "Atlas America Public #12-2004(A) Limited Partnership, Escrow Agent, National City Bank of Pennsylvania."

3. Investment of Subscription Proceeds. The Subscription Proceeds shall be deposited in an interest bearing account maintained by the Escrow Agent as directed by the Managing General



Escrow Agreement                       2

       Partner. This may be a savings account, bank money market account, short-term certificates of deposit issued by a bank, or short-term certificates issued or guaranteed by the United States government. The interest earned shall be added to the Subscription Proceeds and disbursed in accordance with the provisions of Paragraph 4 or 5 of this Agreement, as the case may be.

4.     Distribution of Subscription Proceeds. If the Escrow Agent:

       (a) receives proper written notice from an authorized officer of the Managing General Partner that at least the minimum Subscription Proceeds of $1,000,000 have been received and accepted by the Managing General Partner; and

       (b) determines that Subscription Proceeds for at least $1,000,000 have been deposited, accepted and cleared the banking system and are good;

       then the Escrow Agent shall promptly release and distribute to the Managing General Partner the escrowed Subscription Proceeds which have cleared the banking system and are good plus any interest paid and investment income earned on the Subscription Proceeds while held by the Escrow Agent in the escrow account.

       After the initial distribution, any remaining Subscription Proceeds, plus any interest paid and investment income earned on the Subscription Proceeds while held by the Escrow Agent in the escrow account, shall be promptly released and distributed to the Managing General Partner by the Escrow Agent as the Subscription Proceeds clear the banking system after a 10 day period from the date of deposit.

5. Separate Partnership Account. During the continuation of the offering after the Partnership is funded with cleared Subscription Proceeds of at least $1,000,000 and the Escrow Agent receives the notice described in Paragraph 4 of this Agreement, and before the Offering Termination Date, any additional Subscription Proceeds may be deposited by the Dealer-Manager and the Managing General Partner directly in a separate Partnership account which shall not be subject to the terms of this Agreement.

6.     Distributions to Subscribers.

       (a) If the Partnership is not funded as contemplated because less than the minimum Subscription Proceeds of $1,000,000 have been received and accepted by the Managing General Partner by twelve (12:00) p.m. (noon), local time, EASTERN STANDARD TIME on the Offering Termination Date, or for any other reason, then the Managing General Partner shall notify the Escrow Agent, and the Escrow Agent promptly shall distribute to each Investor, for which Escrow Agent has a copy of a Subscription Agreement, a refund check made payable to the Investor in an amount equal to the Subscription Proceeds of the Investor, plus any interest paid or investment income earned on the Investor's Subscription Proceeds while held by the Escrow Agent in the escrow account.

       (b) If a subscription for Units submitted by an Investor is rejected by the Managing General Partner for any reason after the Subscription Proceeds relating to the subscription have been deposited with the Escrow Agent, then the Managing General Partner promptly shall notify in writing, the Escrow Agent of the rejection, and the Escrow Agent shall promptly distribute to the Investor a refund check made payable to the Investor, for which Escrow Agent has a copy of a Subscription Agreement, in an amount equal to the Subscription Proceeds of the Investor,




Escrow Agreement                       3
              plus any interest paid or investment income earned on the Investor's Subscription Proceeds while held by the Escrow Agent in the escrow account.

7. Compensation and Expenses of Escrow Agent. The Managing General Partner shall be solely responsible for and shall pay the compensation of the Escrow Agent for its services under this Agreement, as provided in Appendix 1 to this Agreement and made a part of this Agreement, and the charges, expenses (including any reasonable attorneys' fees), and other out-of-pocket expenses incurred by the Escrow Agent in connection with the administration of the provisions of this Agreement. The Escrow Agent shall have no lien on the Subscription Proceeds deposited in the escrow account unless and until the Partnership is funded with cleared Subscription Proceeds of at least $1,000,000 and the Escrow Agent receives the proper written notice described in Paragraph 4 of this Agreement, at which time the Escrow Agent shall have, and is granted, a prior lien on any property, cash, or assets held under this Agreement, with respect to its unpaid compensation and nonreimbursed expenses, superior to the interests of any other persons or entities.

8. Duties of Escrow Agent. The Escrow Agent shall not be obligated to accept any notice, make any delivery, or take any other action under this Agreement unless the notice or request or demand for delivery or other action is in writing and given or made by the Managing General Partner or an authorized officer of the Managing General Partner. In no event shall the Escrow Agent be obligated to accept any notice, request, or demand from anyone other than the Managing General Partner.

9. Liability of Escrow Agent. The Escrow Agent shall not be liable for any damages, or have any obligations other than the duties prescribed in this Agreement in carrying out or executing the purposes and intent of this Agreement. However, nothing in this Agreement shall relieve the Escrow Agent from liability arising out of its own willful misconduct or gross negligence. The Escrow Agent's duties and obligations under this Agreement shall be entirely administrative and not discretionary. The Escrow Agent shall not be liable to any party to this Agreement or to any third-party as a result of any action or omission taken or made by the Escrow Agent in good faith. The parties to this Agreement will jointly and severally indemnify the Escrow Agent, hold the Escrow Agent harmless, and reimburse the Escrow Agent from, against and for, any and all liabilities, costs, fees and expenses (including reasonable attorney's fees) the Escrow Agent may suffer or incur by reason of its execution and performance of this Agreement. If any legal questions arise concerning the Escrow Agent's duties and obligations under this Agreement, then the Escrow Agent may consult with its counsel and rely without liability on written opinions given to it by its counsel.

       The Escrow Agent shall be protected in acting on any written notice, request, waiver, consent, authorization, or other paper or document which the Escrow Agent, in good faith, believes to be genuine and what it purports to be.

       If there is any disagreement between any of the parties to this Agreement, or between them or any other person, resulting in adverse claims or demands being made in connection with this Agreement, or if the Escrow Agent, in good faith, is in doubt as to what action it should take under this Agreement, then the Escrow Agent may, at its option, refuse to comply with any claims or demands on it or refuse to take any other action under this Agreement, so long as the disagreement continues or the doubt exists. In any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act and the Escrow Agent shall be entitled to continue to so refrain from acting until the dispute is resolved by the parties involved.


Escrow Agreement                       4

       National City Bank of Pennsylvania is acting solely as the Escrow Agent and is not a party to, nor has it reviewed or approved any agreement or matter of background related to this Agreement, other than this Agreement itself, and has assumed, without investigation, the authority of the individuals executing this Agreement to be so authorized on behalf of the party or parties involved.

10. Resignation or Removal of Escrow Agent. The Escrow Agent may resign as such after giving thirty days' prior written notice to the other parties to this Agreement. Similarly, the Escrow Agent may be removed and replaced after receiving thirty days' prior written notice from the other parties to this Agreement. In either event, the duties of the Escrow Agent shall terminate thirty days after the date of the notice (or as of an earlier date as may be mutually agreeable); and the Escrow Agent shall then deliver the balance of the Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account) in its possession to a successor escrow agent appointed by the other parties to this Agreement as evidenced by a written notice filed with the Escrow Agent.

       If the other parties to this Agreement are unable to agree on a successor escrow agent or fail to appoint a successor escrow agent before the expiration of thirty days following the date of the notice of the Escrow Agent's resignation or removal, then the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or other appropriate relief. Any resulting appointment shall be binding on all of the parties to this Agreement.

       On acknowledgment by any successor escrow agent of the receipt of the then remaining balance of the Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account), the Escrow Agent shall be fully released and relieved of all duties, responsibilities, and obligations under this Agreement.

11. Termination. This Agreement shall terminate and the Escrow Agent shall have no further obligation with respect to this Agreement after the distribution of all Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account) as contemplated by this Agreement or on the written consent of all the parties to this Agreement.

12. Notice. Any notices or instructions, or both, to be given under this Agreement shall be validly given if set forth in writing and mailed by certified mail, return receipt requested, or by facsimile with confirmation of receipt (originals to be followed in the mail), or by a nationally recognized overnight courier, as follows:

       If to the Escrow Agent:

                  National City Bank
                  1900 East 9th Street
                  Cleveland, Ohio 44114

                  Attention: Dawn DeWerth LOC 2111

                  Phone: (216) 222-9225
                  Facsimile: (216) 222-7044



Escrow Agreement                       5

         If to the Managing General Partner:

                  Atlas Resources, Inc.
                  311 Rouser Road
                  P.O. Box 611
                  Moon Township, Pennsylvania 15108

                  Attention: Karen A. Black

                  Phone: (412) 262-2830
                  Facsimile: (412) 262-2820

         If to Anthem:

                  Anthem Securities, Inc.
                  311 Rouser Road
                  P.O. Box 926
                  Moon Township, Pennsylvania 15108

                  Attention: Justin T. Atkinson

                  Phone: (412) 262-1680
                  Facsimile: (412) 262-7430

         If to Bryan Funding:

                  Bryan Funding, Inc.
                  393 Vanadium Road
                  Pittsburgh, Pennsylvania 15243

                  Attention:  Richard G. Bryan, Jr.

                  Phone: (412) 276-9393
                  Facsimile: (412) 276-9396

       Any party may designate any other address to which notices and instructions shall be sent by notice duly given in accordance with this Agreement.

13.    Miscellaneous.

       (a) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

       (b) This Agreement shall be binding on and shall inure to the benefit of the undersigned and their respective successors and assigns.

       (c) This Agreement may be executed in multiple copies, each executed copy to serve as an original.

Escrow Agreement                       6

14. The parties hereto and subscribers acknowledge Escrow Agent has not reviewed and is not making any recommendations with respect to the securities offered.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year first above written.

                                 NATIONAL CITY BANK OF PENNSYLVANIA
                                 As Escrow Agent

                                 By:
                                     ------------------------------------------
                                     (Authorized Officer)


                                 ATLAS RESOURCES, INC.
                                 A Pennsylvania corporation

                                 By:
                                     ------------------------------------------
                                     Karen A. Black, Vice President -
                                     Partnership Administration


                                ANTHEM SECURITIES, INC.
                                A Pennsylvania corporation

                                By:
                                    -------------------------------------------
                                    Justin T. Atkinson, Vice President


                                BRYAN FUNDING, INC.
                                A Pennsylvania corporation

                                By:
                                    -------------------------------------------
                                    Richard G. Bryan, Jr., President


                                ATLAS AMERICA PUBLIC #12-2004(A) LIMITED
                                PARTNERSHIP

                                By: ATLAS RESOURCES, INC.
                                    Managing General Partner

                                By:
                                    -------------------------------------------
                                    Jack L. Hollander, Senior Vice President -
                                    Direct Participation Programs


Escrow Agreement                       7

                         APPENDIX I TO ESCROW AGREEMENT

                    Compensation for Services of Escrow Agent


REVIEW AND ACCEPTANCE FEE:                                           $   waived

For providing initial review of the Escrow Agreement and all supporting documents and for initial services associated with establishing the Escrow Account. This is a one (1) time fee payable upon the opening of the account.

I.     Annual Administrative Fee Payable in Advance                    $3000.00
       (or any portion thereof)

II.    Remittance of checks returned to subscribers                       20.00
       (set out in section 6 of the governing agreement)

III.   Wire transfers                                                       n/a

IV.    Purchase or Sale of Securities                                    100.00

V. Investments (document limits investment to a checking or savings account, or certificates of deposit) such products offered by any National City Bank retail branch)- fees are subject to the type of account the Managing General Partner directs the Escrow Agent to open and to be governed by the Escrow Agreement.

EXTRAORDINARY SERVICES:

For any services other than those covered by the aforementioned, a special per hour charge will be made commensurate with the character of the service, time required and responsibility involved. Such services include but are not limited to excessive administrative time, attendance at closings, specialized reports, and record keeping, unusual certifications, etc.

Managing General Partner agrees to report all funds in accordance with appropriate tax treatment.

FEE SCHEDULE IS SUBJECT TO ANNUAL REVIEW AND/or ADJUSTMENT UPON AMENDMENT
THERETO.





Escrow Agreement                       8

                                  EXHIBIT "A-3"

              ATLAS AMERICA PUBLIC #12-2004(B) LIMITED PARTNERSHIP

                                ESCROW AGREEMENT


       THIS AGREEMENT is made to be effective as of ________________, by and among Atlas Resources, Inc., a Pennsylvania corporation (the "Managing General Partner"), Anthem Securities, Inc., a Pennsylvania corporation ("Anthem"), Bryan Funding, Inc., a Pennsylvania corporation ("Bryan Funding"), collectively Anthem and Bryan Funding are referred to as the "Dealer-Manager," Atlas America Public #12-2004(B) Limited Partnership, a Delaware limited partnership to be formed (the "Partnership") and National City Bank of Pennsylvania, Pittsburgh, Pennsylvania, as escrow agent (the "Escrow Agent").

                                   WITNESSETH:

       WHEREAS, the Managing General Partner intends to offer publicly for sale to qualified investors (the "Investors") up to __________ limited and investor general partner interests in the Partnership (the "Units").


       WHEREAS, each Investor will be required to pay his subscription in full on subscribing by check or wire (the "Subscription Proceeds").


       WHEREAS, the cost per Unit will be $10,000 subject to certain discounts of up to10.5% ($1,050 per Unit) for sales to the Managing General Partner, its officers, directors and affiliates, registered investment advisors and their clients, Selling Agents and their registered representatives and principals, and investors who buy Units through the officers and directors of the Managing General Partner. Also, the Managing General Partner, in its discretion, may accept one-half Unit ($5,000) subscriptions, with larger subscriptions permitted in $1,000 increments.

       WHEREAS, the Managing General Partner and Anthem have executed an agreement ("Anthem Dealer-Manager Agreement") under which Anthem will solicit subscriptions for Units in all states other than Minnesota and New Hampshire on a "best efforts" "all or none" basis for Subscription Proceeds of $1,000,000 and on a "best efforts" basis for the remaining Units on behalf of the Managing General Partner and the Partnership and under which Anthem has been authorized to select certain members in good standing of the National Association of Securities Dealers, Inc. ("NASD") to participate in the offering of the Units ("Selling Agents").

       WHEREAS, the Managing General Partner and Bryan Funding have executed an agreement ("Bryan Funding Dealer-Manager Agreement") under which Bryan Funding will solicit subscriptions for Units in the states of Minnesota and New Hampshire on a "best efforts" "all or none" basis for Subscription Proceeds of $1,000,000 and on a "best efforts" basis for the remaining Units on behalf of the Managing General Partner and the Partnership and under which Bryan Funding has been authorized to select certain members in good standing of the NASD to participate in the offering of the Units ("Selling Agents").

       WHEREAS, the Anthem Dealer-Manager Agreement and the Bryan Funding Dealer-Manager Agreement, collectively referred to as the "Dealer-Manager Agreement," provide for compensation to the Dealer-Manager to participate in the offering of the Units, subject to the discounts set forth above for certain Investors, which compensation includes, but is not limited to, for each Unit sold:

       o      a 2.5% Dealer-Manager fee;

       o      a 7% sales commission;

       o      a .5% accountable marketing expenses fee; and

       o a .5% reimbursement of the Selling Agents' bona fide accountable due diligence expenses;

all or a portion of which will be reallowed to the Selling Agents and wholesalers.

       WHEREAS, under the terms of the Dealer-Manager Agreement the Subscription Proceeds are required to be held in escrow subject to the receipt and acceptance by the Managing General Partner of the minimum Subscription Proceeds of $1,000,000, excluding any optional subscription by the Managing General Partner, its officers, directors, and Affiliates.

       WHEREAS, the Units may also be offered and sold by the officers and directors of the Managing General Partner without receiving a sales commission or other compensation on their sales.

       WHEREAS, no subscriptions to the Partnership will be accepted after the "Offering Termination Date," which is the first to occur of either:

       o receipt of the maximum Subscription Proceeds of $___________________; or


       o      December 31, 2004.


       WHEREAS, to facilitate compliance with the terms of the Dealer-Manager Agreement and Rule 15c2-4 adopted under the Securities Exchange Act of 1934, the Managing General Partner and the Dealer-Manager desire to have the Subscription Proceeds deposited with the Escrow Agent and the Escrow Agent agrees to hold the Subscription Proceeds under the terms and conditions set forth in this Agreement.

       NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Agreement, the parties to this Agreement, intending to be legally bound, agree as follows:

1. Appointment of Escrow Agent. The Managing General Partner, the Partnership, and the Dealer-Manager appoint the Escrow Agent as the escrow agent to receive and to hold the Subscription Proceeds deposited with the Escrow Agent by the Dealer-Manager and the Managing General Partner under this Agreement, and the Escrow Agent agrees to serve in this capacity during the term and based on the provisions of this Agreement.

2. Deposit of Subscription Proceeds. Pending receipt of the minimum Subscription Proceeds of $1,000,000, the Dealer-Manager and the Managing General Partner shall deposit the Subscription Proceeds of each Investor to whom they sell Units with the Escrow Agent and shall deliver to the Escrow Agent a copy of the "Subscription Agreement," which is the execution and subscription instrument signed by the Investor to evidence his agreement to purchase Units in the Partnership. Payment for each subscription for Units shall be in the form of a check or wire made payable to "Atlas America Public #12-2004(B) Limited Partnership, Escrow Agent, National City Bank of Pennsylvania."

3. Investment of Subscription Proceeds. The Subscription Proceeds shall be deposited in an interest bearing account maintained by the Escrow Agent as directed by the Managing General



Escrow Agreement                       2

       Partner. This may be a savings account, bank money market account, short-term certificates of deposit issued by a bank, or short-term certificates issued or guaranteed by the United States government. The interest earned shall be added to the Subscription Proceeds and disbursed in accordance with the provisions of Paragraph 4 or 5 of this Agreement, as the case may be.

4.     Distribution of Subscription Proceeds. If the Escrow Agent:

       (a) receives proper written notice from an authorized officer of the Managing General Partner that at least the minimum Subscription Proceeds of $1,000,000 have been received and accepted by the Managing General Partner; and

       (b) determines that Subscription Proceeds for at least $1,000,000 have been deposited, accepted and cleared the banking system and are good;

       then the Escrow Agent shall promptly release and distribute to the Managing General Partner the escrowed Subscription Proceeds which have cleared the banking system and are good plus any interest paid and investment income earned on the Subscription Proceeds while held by the Escrow Agent in the escrow account.

       After the initial distribution, any remaining Subscription Proceeds, plus any interest paid and investment income earned on the Subscription Proceeds while held by the Escrow Agent in the escrow account, shall be promptly released and distributed to the Managing General Partner by the Escrow Agent as the Subscription Proceeds clear the banking system after a 10 day period from the date of deposit.

5. Separate Partnership Account. During the continuation of the offering after the Partnership is funded with cleared Subscription Proceeds of at least $1,000,000 and the Escrow Agent receives the notice described in Paragraph 4 of this Agreement, and before the Offering Termination Date, any additional Subscription Proceeds may be deposited by the Dealer-Manager and the Managing General Partner directly in a separate Partnership account which shall not be subject to the terms of this Agreement.

6.     Distributions to Subscribers.

       (a) If the Partnership is not funded as contemplated because less than the minimum Subscription Proceeds of $1,000,000 have been received and accepted by the Managing General Partner by twelve (12:00) p.m. (noon), local time, EASTERN STANDARD TIME on the Offering Termination Date, or for any other reason, then the Managing General Partner shall notify the Escrow Agent, and the Escrow Agent promptly shall distribute to each Investor, for which Escrow Agent has a copy of a Subscription Agreement, a refund check made payable to the Investor in an amount equal to the Subscription Proceeds of the Investor, plus any interest paid or investment income earned on the Investor's Subscription Proceeds while held by the Escrow Agent in the escrow account.

       (b) If a subscription for Units submitted by an Investor is rejected by the Managing General Partner for any reason after the Subscription Proceeds relating to the subscription have been deposited with the Escrow Agent, then the Managing General Partner promptly shall notify in writing, the Escrow Agent of the rejection, and the Escrow Agent shall promptly distribute to the Investor a refund check made payable to the Investor, for which Escrow Agent has a copy of a Subscription Agreement, in an amount equal to the Subscription Proceeds of the Investor,


Escrow Agreement                       3
              plus any interest paid or investment income earned on the Investor's Subscription Proceeds while held by the Escrow Agent in the escrow account.

7. Compensation and Expenses of Escrow Agent. The Managing General Partner shall be solely responsible for and shall pay the compensation of the Escrow Agent for its services under this Agreement, as provided in Appendix 1 to this Agreement and made a part of this Agreement, and the charges, expenses (including any reasonable attorneys' fees), and other out-of-pocket expenses incurred by the Escrow Agent in connection with the administration of the provisions of this Agreement. The Escrow Agent shall have no lien on the Subscription Proceeds deposited in the escrow account unless and until the Partnership is funded with cleared Subscription Proceeds of at least $1,000,000 and the Escrow Agent receives the proper written notice described in Paragraph 4 of this Agreement, at which time the Escrow Agent shall have, and is granted, a prior lien on any property, cash, or assets held under this Agreement, with respect to its unpaid compensation and nonreimbursed expenses, superior to the interests of any other persons or entities.

8. Duties of Escrow Agent. The Escrow Agent shall not be obligated to accept any notice, make any delivery, or take any other action under this Agreement unless the notice or request or demand for delivery or other action is in writing and given or made by the Managing General Partner or an authorized officer of the Managing General Partner. In no event shall the Escrow Agent be obligated to accept any notice, request, or demand from anyone other than the Managing General Partner.

9. Liability of Escrow Agent. The Escrow Agent shall not be liable for any damages, or have any obligations other than the duties prescribed in this Agreement in carrying out or executing the purposes and intent of this Agreement. However, nothing in this Agreement shall relieve the Escrow Agent from liability arising out of its own willful misconduct or gross negligence. The Escrow Agent's duties and obligations under this Agreement shall be entirely administrative and not discretionary. The Escrow Agent shall not be liable to any party to this Agreement or to any third-party as a result of any action or omission taken or made by the Escrow Agent in good faith. The parties to this Agreement will jointly and severally indemnify the Escrow Agent, hold the Escrow Agent harmless, and reimburse the Escrow Agent from, against and for, any and all liabilities, costs, fees and expenses (including reasonable attorney's fees) the Escrow Agent may suffer or incur by reason of its execution and performance of this Agreement. If any legal questions arise concerning the Escrow Agent's duties and obligations under this Agreement, then the Escrow Agent may consult with its counsel and rely without liability on written opinions given to it by its counsel.

       The Escrow Agent shall be protected in acting on any written notice, request, waiver, consent, authorization, or other paper or document which the Escrow Agent, in good faith, believes to be genuine and what it purports to be.

       If there is any disagreement between any of the parties to this Agreement, or between them or any other person, resulting in adverse claims or demands being made in connection with this Agreement, or if the Escrow Agent, in good faith, is in doubt as to what action it should take under this Agreement, then the Escrow Agent may, at its option, refuse to comply with any claims or demands on it or refuse to take any other action under this Agreement, so long as the disagreement continues or the doubt exists. In any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act and the Escrow Agent shall be entitled to continue to so refrain from acting until the dispute is resolved by the parties involved.


Escrow Agreement                       4

       National City Bank of Pennsylvania is acting solely as the Escrow Agent and is not a party to, nor has it reviewed or approved any agreement or matter of background related to this Agreement, other than this Agreement itself, and has assumed, without investigation, the authority of the individuals executing this Agreement to be so authorized on behalf of the party or parties involved.

10. Resignation or Removal of Escrow Agent. The Escrow Agent may resign as such after giving thirty days' prior written notice to the other parties to this Agreement. Similarly, the Escrow Agent may be removed and replaced after receiving thirty days' prior written notice from the other parties to this Agreement. In either event, the duties of the Escrow Agent shall terminate thirty days after the date of the notice (or as of an earlier date as may be mutually agreeable); and the Escrow Agent shall then deliver the balance of the Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account) in its possession to a successor escrow agent appointed by the other parties to this Agreement as evidenced by a written notice filed with the Escrow Agent.

       If the other parties to this Agreement are unable to agree on a successor escrow agent or fail to appoint a successor escrow agent before the expiration of thirty days following the date of the notice of the Escrow Agent's resignation or removal, then the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or other appropriate relief. Any resulting appointment shall be binding on all of the parties to this Agreement.

       On acknowledgment by any successor escrow agent of the receipt of the then remaining balance of the Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account), the Escrow Agent shall be fully released and relieved of all duties, responsibilities, and obligations under this Agreement.

11. Termination. This Agreement shall terminate and the Escrow Agent shall have no further obligation with respect to this Agreement after the distribution of all Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account) as contemplated by this Agreement or on the written consent of all the parties to this Agreement.

12. Notice. Any notices or instructions, or both, to be given under this Agreement shall be validly given if set forth in writing and mailed by certified mail, return receipt requested, or by facsimile with confirmation of receipt (originals to be followed in the mail), or by a nationally recognized overnight courier, as follows:

      If to the Escrow Agent:

                  National City Bank
                  1900 East 9th Street
                  Cleveland, Ohio 44114

                  Attention: Dawn DeWerth LOC 2111

                  Phone: (216) 222-9225
                  Facsimile: (216) 222-7044


Escrow Agreement                       5

         If to the Managing General Partner:

                  Atlas Resources, Inc.
                  311 Rouser Road
                  P.O. Box 611
                  Moon Township, Pennsylvania 15108

                  Attention: Karen A. Black

                  Phone: (412) 262-2830
                  Facsimile: (412) 262-2820

         If to Anthem:

                  Anthem Securities, Inc.
                  311 Rouser Road
                  P.O. Box 926
                  Moon Township, Pennsylvania 15108

                  Attention: Justin T. Atkinson

                  Phone: (412) 262-1680
                  Facsimile: (412) 262-7430

         If to Bryan Funding:

                  Bryan Funding, Inc.
                  393 Vanadium Road
                  Pittsburgh, Pennsylvania 15243

                  Attention: Richard G. Bryan, Jr.

                  Phone: (412) 276-9393
                  Facsimile: (412) 276-9396

       Any party may designate any other address to which notices and instructions shall be sent by notice duly given in accordance with this Agreement.

13.    Miscellaneous.

       (a) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

       (b) This Agreement shall be binding on and shall inure to the benefit of the undersigned and their respective successors and assigns.

       (c) This Agreement may be executed in multiple copies, each executed copy to serve as an original.



Escrow Agreement                       6

14. The parties hereto and subscribers acknowledge Escrow Agent has not reviewed and is not making any recommendations with respect to the securities offered.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year first above written.

                                  NATIONAL CITY BANK OF
                                  PENNSYLVANIA
                                  As Escrow Agent

                                  By:
                                      -----------------------------------------
                                      (Authorized Officer)


                                  ATLAS RESOURCES, INC.
                                  A Pennsylvania corporation

                                  By:
                                      -----------------------------------------
                                      Karen A. Black, Vice President -
                                      Partnership Administration

                                 ANTHEM SECURITIES, INC.
                                 A Pennsylvania corporation

                                 By:
                                     ------------------------------------------
                                     Justin T. Atkinson, Vice President


                                 BRYAN FUNDING, INC.
                                 A Pennsylvania corporation

                                 By:
                                     ------------------------------------------
                                     Richard G. Bryan, Jr., President


                                 ATLAS AMERICA PUBLIC #12-2004(B) LIMITED
                                 PARTNERSHIP

                                 By: ATLAS RESOURCES, INC.
                                     Managing General Partner

                                 By:
                                     ------------------------------------------
                                     Jack L. Hollander, Senior Vice President -
                                     Direct Participation Programs



Escrow Agreement                       7

                         APPENDIX I TO ESCROW AGREEMENT

                    Compensation for Services of Escrow Agent


REVIEW AND ACCEPTANCE FEE:                                           $   waived

For providing initial review of the Escrow Agreement and all supporting documents and for initial services associated with establishing the Escrow Account. This is a one (1) time fee payable upon the opening of the account.

I.     Annual Administrative Fee Payable in Advance                    $3000.00
       (or any portion thereof)

II.    Remittance of checks returned to subscribers                       20.00
       (set out in section 6 of the governing agreement)

III.   Wire transfers                                                       n/a

IV.    Purchase or Sale of Securities                                    100.00

V. Investments (document limits investment to a checking or savings account, or certificates of deposit) such products offered by any National City Bank retail branch)- fees are subject to the type of account the Managing General Partner directs the Escrow Agent to open and to be governed by the Escrow Agreement.

EXTRAORDINARY SERVICES:

For any services other than those covered by the aforementioned, a special per hour charge will be made commensurate with the character of the service, time required and responsibility involved. Such services include but are not limited to excessive administrative time, attendance at closings, specialized reports, and record keeping, unusual certifications, etc.

Managing General Partner agrees to report all funds in accordance with appropriate tax treatment.

FEE SCHEDULE IS SUBJECT TO ANNUAL REVIEW AND/OR ADJUSTMENT UPON AMENDMENT
THERETO.




Escrow Agreement                       8

                                   EXHIBIT "B"

                             SELLING AGENT AGREEMENT
                            WITH BRYAN FUNDING, INC.


TO:
    -------------------------------------------------------


    RE: ATLAS AMERICA PUBLIC #12-2003 PROGRAM
        -------------------------------------


Gentlemen:

         Atlas Resources, Inc. will be the Managing General Partner in a series of up to three limited partnerships to be organized under the Delaware Revised Uniform Limited Partnership Act:

         o        Atlas America Public #12-2003 Limited Partnership;

         o        Atlas America Public #12-2004(A) Limited Partnership; and

         o        Atlas America Public #12-2004(B) Limited Partnership.

which are referred to as the "Partnership" or the "Partnerships." The Units in the Partnerships, which are referred to as the "Units," and the offering are described in the Prospectus, which is referred to as the "Prospectus." Prospectuses relating to the Units have been furnished to you with this Agreement.

         Our firm, Bryan Funding, Inc., which is referred to as the "Dealer-Manager," has entered into a Dealer-Manager Agreement for sales in the states of Minnesota and New Hampshire, a copy of which has been furnished to you and is incorporated in this Agreement by reference, with the Managing General Partner and the Partnerships under which the Dealer-Manager has agreed to form a group of NASD member firms, which are referred to as the "Selling Agents." The Selling Agents will obtain subscriptions for Units in each Partnership in the states of:

         o        Minnesota; and

         o        New Hampshire

on a "best efforts" basis under the Securities Act of 1933, as amended, which is referred to as the "Act," and the provisions of the Prospectus.

       You are invited to become one of the Selling Agents on a non-exclusive basis. By your acceptance below you agree to act in that capacity and to use your best efforts, in accordance with the terms and conditions of this Agreement, to solicit subscriptions for Units in each Partnership at the time the Partnership is being offered as provided in Section 1 of the Dealer-Manager Agreement in the states of:

         o        Minnesota; and

         o        New Hampshire.



Bryan Funding, Inc.                    1
Selling Agent Agreement

This Agreement, however, shall not be construed to prohibit your participation as a selling agent in states other than Minnesota and New Hampshire under a duly executed selling agent agreement entered into by you and any other authorized "Dealer-Manager" for the Partnerships.

1. Representations and Warranties of Selling Agent. You represent and warrant to the Dealer-Manager that:

         (a) You are a corporation duly organized, validly existing, and in good standing under the laws of the state of your formation or of any jurisdiction to the laws of which you are subject, with all requisite power and authority to enter into this Agreement and to carry out your obligations under this Agreement.

         (b) This Agreement when accepted and approved by you will be duly authorized, executed, and delivered by you and will be a valid and binding agreement on your part in accordance with its terms.

         (c) The consummation of the transactions contemplated by this Agreement and the Prospectus will not result in the following:

                  (i) any breach of any of the terms or conditions of, or constitute a default under your Articles of Incorporation or Bylaws, or any other indenture, agreement, or other instrument to which you are a party; or

                  (ii) any violation of any order applicable to you of any court or any federal or state regulatory body or administrative agency having jurisdiction over you or over your affiliates.

         (d) You are duly registered under the provisions of the Securities Exchange Act of 1934, which is referred to as the "Act of 1934," as a dealer, and you are a member in good standing of the NASD. You are duly registered as a broker/dealer in the states where you are required to be registered in order to carry out your obligations as contemplated by this Agreement and the Prospectus. You agree to maintain all the foregoing registrations in good standing throughout the term of the offer and sale of the Units, and you agree to comply with all statutes and other requirements applicable to you as a broker/dealer under those registrations.

         (e) Pursuant to your appointment as a Selling Agent, you shall comply with all the provisions of the Act, insofar as the Act applies to your activities under this Agreement. Further, you shall not engage in any activity which would cause the offer and/or sale of the Units not to comply with the Act, the Act of 1934, the applicable rules and regulations of the Securities and Exchange Commission, which is referred to as the "Commission," the applicable state securities laws and regulations, this Agreement, and the NASD Conduct Rules including Rules 2420, 2730, 2740, 2750, and 2810(b)(2) and
                  (b)(3), which provide as follows:

                  Sec. (b)(2)
                  Suitability

                           (A) A member or person associated with a member shall not underwrite or participate in a public offering of a direct participation program unless standards of suitability have been established by the program for participants therein and



Bryan Funding, Inc.                    2
Selling Agent Agreement
                                    such standards are fully disclosed in the prospectus and are consistent with the provisions of subparagraph (B) of this section.

                           (B) In recommending to a participant the purchase, sale or exchange of an interest in a direct participation program, a member or person associated with a member shall:

                                    (i)     have reasonable grounds to believe,
                                            on the basis of information obtained
                                            from the participant concerning his
                                            investment objectives, other
                                            investments, financial situation and
                                            needs, and any other information
                                            known by the member or associated
                                            person, that:

                                            (a)      the participant is or will
                                                     be in a financial position
                                                     appropriate to enable him
                                                     to realize to a significant
                                                     extent the benefits
                                                     described in the
                                                     prospectus, including the
                                                     tax benefits where they are
                                                     a significant aspect of the
                                                     program;

                                            (b)      the participant has a fair
                                                     market net worth sufficient
                                                     to sustain the risks
                                                     inherent in the program,
                                                     including loss of
                                                     investment and lack of
                                                     liquidity; and

                                            (c)      the program is otherwise
                                                     suitable for the
                                                     participant; and

                                    (ii)    maintain in the files of the member
                                            documents disclosing the basis upon
                                            which the determination of
                                            suitability was reached as to each
                                            participant.

                           (C)      Notwithstanding the provisions of
                                    subparagraphs (A) and (B) hereof, no member shall execute any transaction in a direct participation program in a discretionary account without prior written approval of the transaction by the customer.

                  Sec. (b)(3)
                  Disclosure

                           (A) Prior to participating in a public offering of a direct participation program, a member or person associated with a member shall have reasonable grounds to believe, based on information made available to him by the sponsor through a prospectus or other materials, that all material facts are adequately and accurately disclosed and provide a basis for evaluating the program.

                           (B) In determining the adequacy of disclosed facts pursuant to subparagraph (A) hereof, a member or person associated with a member shall obtain information on material facts relating at a minimum to the following, if relevant in view of the nature of the program:





Bryan Funding, Inc.                    3
Selling Agent Agreement

                                    (i)      items of compensation;

                                    (ii)     physical properties;

                                    (iii)    tax aspects;

                                    (iv)     financial stability and experience
                                             of the sponsor;

                                    (v)      the program's conflicts and risk
                                             factors; and

                                    (vi)     appraisals and other pertinent
                                             reports.

                           (C) For purposes of subparagraphs (A) and (B) hereof, a member or person associated with a member may rely upon the results of an inquiry conducted by another member or members, provided that:

                                    (i)     the member or person associated with
                                            a member has reasonable grounds to
                                            believe that such inquiry was
                                            conducted with due care;

                                    (ii)    the results of the inquiry were
                                            provided to the member or person
                                            associated with a member with the
                                            consent of the member or members
                                            conducting or directing the inquiry;
                                            and

                                    (iii)   no member that participated in the
                                            inquiry is a sponsor of the program
                                            or an affiliate of such sponsor.

                           (D) Prior to executing a purchase transaction in a direct participation program, a member or person associated with a member shall inform the prospective participant of all pertinent facts relating to the liquidity and marketability of the program during the term of investment.

         (f) You shall not offer or sell the Units in the states of Minnesota and New Hampshire until you have been advised in writing by the Managing General Partner, or the Managing General Partner's special counsel, that the offer or sale of the Units:

                  (i)      has been qualified in the state;

                  (ii) is exempt from the qualification requirements imposed by the state; or

                  (iii)    the qualification is otherwise not required.

         (g) You have received copies of the Prospectus relating to the Units and you have relied only on the statements contained in the Prospectus and not on any other statements whatsoever, either written or oral, with respect to the details of the offering of Units.

                  You shall deliver a copy of the Prospectus to each subscriber to whom you sell the Units at or before the completion of any sale of Units to such subscriber (which sale shall be deemed, for the purposes of this Agreement to occur on the date on which that subscriber delivers subscription funds to the escrow agent), or earlier if required by the blue sky or securities laws of any state. Unless advised otherwise by the Managing General Partner,



Bryan Funding, Inc.                    4
Selling Agent Agreement
                  you may choose to provide each offeree with the following sales materials which are collectively referred to as the "Sales Literature":

                  (i)      a flyer entitled "Atlas America Public #12-2003
                           Program";

                  (ii) an article entitled "Tax Rewards with Oil and Gas Partnerships";

                  (iii) a brochure of tax scenarios entitled "How an Investment in Atlas America Public #12-2003 Program Can Help Achieve an Investor's Tax Objectives";

                  (iv) a brochure entitled "Investing in Atlas America Public #12-2003 Program";

                  (v) a booklet entitled "Outline of Tax Consequences of Oil and Gas Drilling Programs";

                  (vi) a brochure entitled "The Appalachian Basin: A Prime Drilling Location Which Commands a Premium";

                  (vii)    a brochure entitled "Investment Insights - Tax Time";

                  (viii)   a brochure entitled "Frequently Asked Questions"; and

                  (ix)     possibly other supplementary materials.

                  Any such Sales Literature, if distributed, must have been preceded or must be accompanied by the Prospectus

         (h) You agree that you shall not place any advertisement or other solicitation with respect to the Units (including without limitation any material for use in any newspaper, magazine, radio or television commercial, telephone recording, motion picture, or other public media) without:

                  (i) the prior written approval of the Managing General Partner; and

                  (ii) the prior written approval of the form and content thereof by the Commission, the NASD and the securities authorities of the states where such advertisement or solicitation is to be circulated.

                  Any such advertisements or solicitations shall be at your expense.

         (i) If a supplement or amendment to the Prospectus is prepared and delivered to you by the Managing General Partner or the Dealer-Manager, you agree as follows:

                  (i) to distribute each supplement or amendment to the Prospectus to every person who has previously received a copy of the Prospectus from you; and

                  (ii) to include each supplement or amendment in all future deliveries of any Prospectus.

         (j) In connection with any offer or sale of the Units, you agree to the following:



Bryan Funding, Inc.                    5
Selling Agent Agreement

                  (i) to comply in all respects with statements set forth in the Prospectus, the Partnership Agreement, and any supplements or amendments to the Prospectus;

                  (ii) not to make any statement inconsistent with the statements in the Prospectus, the Partnership Agreement, and any supplements or amendments to the Prospectus;

                  (iii) not to make any untrue or misleading statements of a material fact in connection with the Units; and

                  (iv) not to provide any written information, statements, or sales materials other than the Prospectus, the Sales Literature, and any supplements or amendments to the Prospectus unless approved in writing by the Managing General Partner.

         (k) You agree to use your best efforts in the solicitation and sale of the Units, including that:

                  (i) you comply with all the provisions of the Act, the Act of 1934, the applicable rules and regulations of the Commission, the applicable state securities laws and regulations, this Agreement, and the NASD Conduct Rules;

                  (ii) the prospective purchasers meet the suitability requirements set forth in the Prospectus, the Subscription Agreement, and this Agreement; and

                  (iii) the prospective purchasers properly complete and execute the Subscription Agreement , which has been provided as Exhibit (I-B) to the Partnership Agreement, Exhibit (A) of the Prospectus, together with any additional forms provided in any supplement or amendment to the Prospectus, or otherwise provided to you by the Managing General Partner or the Dealer-Manager to be completed by prospective purchasers.

                  The Managing General Partner shall have the right to reject any subscription at any time for any reason without liability to it. Subscription funds and executed subscription packets shall be transmitted as set forth in Section 11 of this Agreement.

         (l) Although not anticipated, if you assist in any transfers of the Units, then you shall comply with the requirements of Rules 2810(b)(2)(B) and (b)(3)(D) of the NASD Conduct Rules.

         (m)      You agree and covenant that:

                  (i) the representations and warranties you make in this Agreement are and shall be true and correct at the applicable closing date; and

                  (ii) you shall and have fulfilled all your obligations under this Agreement at the applicable closing date.

2.       Commissions.

         (a) Subject to the receipt of the minimum required subscription proceeds of $1,000,000 as described in Section 4(d) of the Dealer-Manager Agreement, and the discounts set forth in
                  Section 4(c) of the Dealer-Manager Agreement for sales to the Managing General Partner, its officers, directors and affiliates, registered investment advisors and their




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                  clients, Selling Agents and their registered representatives and principals, investors who buy Units through the officers or directors of the Managing General Partner, the Dealer-Manager is entitled to receive from the Managing
-                  General Partner a 7% Sales Commission, a .5% accountable
                  marketing expense fee, and a .5% reimbursement of the Selling Agents' bona fide accountable due diligence expenses per Unit, based on the aggregate amount of all Unit subscriptions to a Partnership secured by the Dealer-Manager or the selling group formed by the Dealer-Manager and accepted by the Managing General Partner.

                  Subject to the terms and conditions set forth in this Agreement, including the Dealer-Manager's receipt from you of the documentation required of you in Section 1 of this Agreement, the Dealer-Manager agrees to pay you on Units sold by you and accepted by the Managing General Partner:

                  (i) a 7% Sales Commission per Unit subject to a reduction as discussed in (iv) below for non-cash compensation, which means any form of compensation received in connection with the sale of the Units that is not cash compensation, including but not limited to merchandise, gifts and prizes, travel expenses, meals and lodging;

                  (ii) up to a .5% reimbursement of your bona fide accountable due diligence expenses per Unit; and

                  (iii) subject to the performance by you of your obligations under Appendix I to this Agreement, which is incorporated in this Agreement by reference, up to a .5% reimbursement of your bona fide accountable marketing expenses, which are presented to and approved in advance by the Dealer-Manager, per Unit. An example of bona fide accountable marketing expenses which would be reimbursed by the Dealer-Manager to the extent they are approved in advance by the Dealer-Manager are your expenses associated with retail seminars (which do not exceed .5% per Unit). In addition, the Dealer-Manager or Managing General Partner may make certain non-cash compensation arrangements with your registered representatives, such as payment or reimbursement by the Managing General Partner in connection with meetings held by the Managing General Partner for the purpose of training or education of your registered representatives, provided that the registered representative obtains your prior approval to attend the meeting and attendance by your registered representatives is not conditioned by you on the achievement of a sales target, the location is appropriate to the purpose of the meeting, which means an office of the Managing General Partner, or a facility located in the vicinity of the office, or a regional location with respect to regional meetings, the payment or reimbursement is not applied to the expenses of guests of the registered representative, and the payment or reimbursement by the Managing General Partner is not conditioned by the Managing General Partner on the achievement of a sales target.

                  (iv) Any non-cash compensation arrangements made by the Dealer-Manager or the Managing General Partner with your registered representatives, which are subject to your prior approval as described in (iii) above, will first be applied against the .5% per Unit available for reimbursement of your bona fide accountable marketing expenses by the Dealer-Manager. To the extent these




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                           non-cash compensation arrangements exceed .5% per
                           Unit, either alone or when added to the
                           Dealer-Manager's reimbursement of your other bona fide accountable marketing expenses as described in
                           (iii) above, then the excess amount of these non-cash compensation arrangements over the .5% per Unit shall be deducted from your 7% Sales Commission per Unit.

                  (v) Your compensation and reimbursements which are owed to you as set forth above shall be paid to you within seven business days after the Dealer-Manager has received the related amounts owed to it under the Dealer-Manager Agreement, which the Dealer-Manager is entitled to receive within five business days after the conditions described in Section 4(e) of the Dealer-Manager Agreement are satisfied and approximately every two weeks thereafter until the respective Partnership's Offering Termination Date, which is described in Section 1 of the Dealer-Manager Agreement. The balance shall be paid to the Dealer-Manager within fourteen business days after the respective Partnership's Offering Termination Date.

         (b) Notwithstanding anything in this Agreement to the contrary, you agree to waive payment of your compensation and reimbursements which are owed to you as set forth above until the Dealer-Manager is in receipt of the related amounts owed to it under the Dealer-Manager Agreement, and the Dealer-Manager's liability to pay your compensation and reimbursements under this Agreement shall be limited solely to the proceeds of the related amounts owed to it under the Dealer-Manager Agreement.

         (c) As provided in Section 4(d) of the Dealer-Manager Agreement, a Partnership shall not begin operations unless it receives subscription proceeds for at least $1,000,000 by its respective Offering Termination Date. If this amount is not secured by the respective Partnership's Offering Termination Date, then nothing shall be payable to you for the respective Partnership and all funds advanced by subscribers for Units in the respective Partnership shall be returned to them with interest earned, if any.

3. Blue Sky Qualification. The Managing General Partner may elect not to qualify or register Units in any state or jurisdiction in which it deems the qualification or registration is not warranted for any reason in its sole discretion. On application to the Dealer-Manager you will be informed as to the states and jurisdictions in which the Units have been qualified for sale or are exempt under the respective securities or "Blue Sky" laws of those states and jurisdictions.

         Notwithstanding the foregoing, the Dealer-Manager, the Partnerships, and the Managing General Partner have not assumed and will not assume any obligation or responsibility as to your right to act as a broker/dealer with respect to the Units in any state or jurisdiction.

4. Expense of Sale. The expenses in connection with the offer and sale of the Units shall be payable as set forth below.

         (a) The Dealer-Manager shall pay all expenses incident to the performance of its obligations under this Agreement, including the fees and expenses of its attorneys and accountants, even if the offering of any or all of the Partnerships is not successfully completed.

         (b) You shall pay all expenses incident to the performance of your obligations under this Agreement, including the fees and expenses of your own counsel and accountants, even if the offering of any or all of the Partnerships is not successfully completed.




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5.       Conditions of Your Duties. Your obligations under this Agreement, as of the date of this Agreement and at the applicable closing date, shall be subject to the following:

         (a) the performance by the Dealer-Manager of its obligations under this Agreement; and

         (b) the performance by the Managing General Partner of its obligations under the Dealer-Manager Agreement.

6. Conditions of Dealer-Manager's Duties. The Dealer-Manager's obligations under this Agreement, including the duty to pay compensation and reimbursements to you as set forth in Section 2 of this Agreement, shall be subject to the following:

         (a) the accuracy, as of the date of this Agreement and at the applicable closing date as if made at the applicable closing date, of your representations and warranties made in this Agreement;

         (b) the performance by you of your obligations under this Agreement; and

         (c) the Dealer-Manager's receipt, at or before the applicable closing date, of a fully executed Subscription Agreement for each prospective purchaser as required by Section 1(k) of this Agreement.

7.       Indemnification.

         (a) You shall indemnify and hold harmless the Dealer-Manager, the Managing General Partner, each Partnership and its attorneys against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act, the Act of 1934, or otherwise insofar as the losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on your breach of any of your duties and obligations, representations, or warranties under the terms or provisions of this Agreement, and you shall reimburse them for any legal or other expenses reasonably incurred in connection with investigating or defending the losses, claims, damages, liabilities, or actions.

         (b) The Dealer-Manager shall indemnify and hold you harmless against any losses, claims, damages, or liabilities, joint or several, to which you may become subject under the Act, the Act of 1934, or otherwise insofar as the losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on the Dealer-Manager's breach of any of its duties and obligations, representations, or warranties under the terms or provisions of this Agreement, and the Dealer-Manager shall reimburse you for any legal or other expenses reasonably incurred in connection with investigating or defending the losses, claims, damages, liabilities, or actions.

         (c) The foregoing indemnity agreements shall extend on the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls each indemnified party within the meaning of the Act.

         (d) Promptly after receipt by an indemnified party of notice of the commencement of any action, the indemnified party shall, if a claim in respect of the action is to be made against the indemnifying party under this Section, notify the indemnifying party in




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                  writing of the commencement of the action; but the omission to promptly notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to the indemnified party. If any action is brought against an indemnified party, it shall notify the indemnifying party of the commencement of the action, and the indemnifying party shall be entitled to participate in, and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified and indemnifying parties.
                  After the indemnified party has received notice from the agreed on counsel that the defense of the action under this paragraph has been assumed, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of the action other than with respect to the agreed on counsel who assumed the defense of the action.

8. Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Dealer-Manager and you in this Agreement, including the indemnity agreements contained in
         Section 7 of this Agreement, shall:

         (a)      survive the delivery, execution and closing of this Agreement;

         (b) remain operative and in full force and effect regardless of any investigation made by or on behalf of you or any person who controls you within the meaning of the Act, by the Dealer-Manager, or any of its officers, directors or any person who controls the Dealer-Manager within the meaning of the Act, or any other indemnified party; and

         (c)      survive delivery of the Units.

9.       Termination.

         (a) You shall have the right to terminate this Agreement other than the indemnification provisions of Section 7 of this Agreement by giving notice as specified in Section 16 of this Agreement any time at or before a closing date:

                  (i) if the Dealer-Manager has failed, refused, or been unable at or before a closing date, to perform any of its obligations under this Agreement; or

                  (ii) there has occurred an event materially and adversely affecting the value of the Units.

         If you elect to terminate this Agreement other than the indemnification provisions of Section 7 of this Agreement, then the Dealer-Manager shall be promptly notified by you by telephone, e-mail, facsimile, or telegram, confirmed by letter.

         (b) The Dealer-Manager may terminate this Agreement other than the indemnification provisions of Section 7 of this Agreement, for any reason and at any time, by promptly giving notice to you by telephone, e-mail, facsimile or telegram, confirmed by letter.

10. Format of Checks/Escrow Agent. Pending receipt of the minimum subscription proceeds of $1,000,000 as set forth in Section 4(d) of the Dealer-Manager Agreement, the Dealer-Manager and you, including if you are a customer carrying broker/dealer, agree that all subscribers shall be instructed to make their checks or wires payable solely to the Escrow Agent for the Partnership in which the Units are then being offered as follows:





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


         (a) "Atlas Public #12-2003 Limited Partnership, Escrow Agent, National City Bank of PA";

         (b) "Atlas Public #12-2004(A)Limited Partnership, Escrow Agent, National City Bank of PA"; or

         (c) "Atlas Public #12-2004(B)Limited Partnership, Escrow Agent, National City Bank";

         as agent for the respective Partnership then being offered, and you, including if you are a customer carrying broker/dealer, agree to comply with Rule 15c2-4 adopted under the Act of 1934. In addition, for identification purposes, wire transfers should reference the subscriber's name and the account number of the escrow account for the Partnership in which the Units are then being offered.

         If you receive a check not conforming to the foregoing instructions, then you shall return the check directly to the subscriber not later than the end of the next business day following its receipt by you from the subscriber. If the Dealer-Manager receives a check not conforming to the foregoing instructions, then the Dealer-Manager shall return the check to you not later than the end of the next business day following its receipt by the Dealer-Manager and you shall then return the check directly to the subscriber not later than the end of the next business day following its receipt by you from the Dealer-Manager. Checks received by you which conform to the foregoing instructions shall be transmitted by you under Section 11 "Transmittal Procedures," below.

         You agree that you are bound by the terms of the Escrow Agreement, a copy of which is attached to the Dealer-Manager Agreement as Exhibit "A."

11. Transmittal Procedures. You, including if you are a customer carrying broker/dealer, shall transmit received investor funds in accordance with the following procedures.

         (a) Pending receipt of a Partnership's minimum subscription proceeds of $1,000,000 as set forth in Section 4(d) of the Dealer-Manager Agreement, you shall promptly transmit, any and all checks received by you from subscribers and the original executed Subscription Agreement to the Dealer-Manager by the end of the next business day following receipt of the check by you. By the end of the next business day following its receipt of the check and the original executed subscription documents, the Dealer-Manager shall transmit the check and a copy of the executed Subscription Agreement to the Escrow Agent, and the original executed Subscription Agreement and a copy of the check to the Managing General Partner.

         (b) On receipt by you of notice from the Managing General Partner or the Dealer-Manager that a Partnership's minimum subscription proceeds of $1,000,000 as set forth in Section 4(d) of the Dealer-Manager Agreement have been received, you agree that all subscribers then may be instructed, in the Managing General Partner's sole discretion, to make their checks or wires payable solely to the Partnership then being offered.

                  Thereafter, you shall promptly transmit any and all checks received by you from subscribers and the original executed Subscription Agreement to the Dealer-Manager by the end of the next business day following receipt of the check by you. By the end of the next business day following its receipt of the check and original Subscription Agreement, the Dealer-Manager shall transmit the check and the original executed Subscription Agreement to the Managing General Partner.



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12.      Parties. This Agreement shall inure to the benefit of and be binding on you, the Dealer-Manager, and any respective successors and assigns.
         This Agreement shall also inure to the benefit of the indemnified parties, their successors and assigns. This Agreement is intended to be and is for the sole and exclusive benefit of the parties to this Agreement, including their respective successors and assigns, and the indemnified parties and their successors and assigns, and for the benefit of no other person. No other person shall have any legal or equitable right, remedy or claim under or in respect of this Agreement. No purchaser of any of the Units from you shall be construed a successor or assign merely by reason of the purchase.

13. Relationship. You are not authorized to hold yourself out as agent of the Dealer-Manager, the Managing General Partner, a Partnership or any other Selling Agent. This Agreement shall not constitute you a partner of the Managing General Partner, the Dealer-Manager, a Partnership, any general partner of a Partnership, or any other Selling Agent, nor render the Managing General Partner, the Dealer-Manager, the Partnerships, any general partner of a Partnership, or any other Selling Agent, liable for any of your obligations.

14. Effective Date. This Agreement is made effective between the parties as of the date accepted by you as indicated by your signature to this Agreement.

15.      Entire Agreement, Waiver.

         (a) This Agreement constitutes the entire agreement between the Dealer-Manager and you, and shall not be amended or modified in any way except by subsequent agreement executed in writing. Neither party to this Agreement shall be liable or bound to the other by any agreement except as specifically set forth in this Agreement.

         (b) The Dealer-Manager and you may waive, but only in writing, any term, condition, or requirement under this Agreement that is intended for its benefit. However, any written waiver of any term or condition of this Agreement shall not operate as a waiver of any other breach of the term or condition of this Agreement. Also, any failure to enforce any provision of this Agreement shall not operate as a waiver of that provision or any other provision of this Agreement.

16.      Notices.

         (a) Any communications from you shall be in writing addressed to the Dealer-Manager at 393 Vanadium Road, Pittsburgh, Pennsylvania 15243.

         (b) Any notice from the Dealer-Manager to you shall be deemed to have been duly given if mailed, faxed or telegraphed to you at your address shown below.

17.      Complaints. The Dealer-Manager and you agree as follows:

         (a) to notify the other if either receives an investor complaint in connection with the offer or sale of Units by you;

         (b)      to cooperate with the other in resolving the complaint; and

         (c) to cooperate in any regulatory examination of the other to the extent it involves this Agreement or the offer or sale of Units by you.



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

18. Privacy. The Dealer-Manager and you each acknowledge that certain information made available to the other under this Agreement may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act, other federal or state privacy laws (as amended), and the rules and regulations promulgated thereunder, which are referred to collectively as the "Privacy Laws." The Dealer-Manager and you agree as follows:

         (a) not to disclose or use the information except as required to carry out each party's respective duties under this Agreement or as otherwise permitted by law in the ordinary course of business;

         (b) to establish and maintain procedures reasonably designated to assure the security and privacy of all the information; and

         (c) to cooperate with the other and provide reasonable assistance in ensuring compliance with the Privacy Laws to the extent applicable to either or both the Dealer-Manager and you.

19. Anti-Money Laundering Provision. You represent and warrant to the Managing General Partner and the Dealer-Manager that you have in place and will maintain suitable and adequate "know your customer" policies and procedures and that you shall comply with all applicable laws and regulations regarding anti-money laundering activity and will provide such documentation to the Managing General Partner and the Dealer-Manager on written request.

20. Acceptance. Please confirm your agreement to become a Selling Agent under the terms and conditions set forth above by signing and returning the enclosed duplicate copy of this Agreement to us at the address set forth above.

                                         Sincerely,

                             , 2003      BRYAN FUNDING, INC.
---------------------------
Date


ATTEST:

                                         By:
---------------------------                  ----------------------------------
(SEAL)            Secretary                  Richard G. Bryan, Jr., President






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ACCEPTANCE:

         We accept your invitation to become a Selling Agent under all the terms and conditions stated in the above Agreement and confirm that all the statements set forth in the above Agreement are true and correct. We hereby acknowledge receipt of the Prospectuses and Sales Literature and a copy of the Dealer-Manager Agreement referred to above.

_____________________________ , 2003            _____________________________ ,
Date                                            a(n) _____________ corporation,

ATTEST:

______________________________                  By: ___________________________
(SEAL)               Secretary                      ________________, President

                                                _______________________________
                                                (Address)
                                                _______________________________

                                                _______________________________

                                                _______________________________
                                                (Telephone Number)

                                                Your CRD Number is ____________

                                                Your Tax ID Number is _________




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                      APPENDIX I TO SELLING AGENT AGREEMENT


In partial consideration for the payment to you, as Selling Agent, by the Dealer-Manager of up to a .5% reimbursement of your bona fide accountable marketing expenses as set forth in Section 2(a) of the Selling Agent Agreement, you warrant, represent, covenant, and agree with the Dealer-Manager that you, as Selling Agent, shall do the following:

         o prominently and promptly announce your participation in the offering as Selling Agent to your registered representatives, whether by newsletter, e-mail, mail or otherwise, which announcement also shall advise your registered representatives to contact our Regional Marketing Director in whose territory the registered representative is located (the information concerning our Regional Marketing Directors has been provided to you by separate correspondence) with a copy of the announcement provided concurrently to the Dealer-Manager; and

         o provide the Dealer-Manager with the names, telephone numbers, addresses and e-mail addresses of your registered representatives, which information shall be kept confidential by the Dealer-Manager and the Managing General Partner and shall not be used for any purpose other than the marketing of the offering as set forth in the Dealer-Manager Agreement and the Selling Agent Agreement. Further, you, as Selling Agent, agree that the Dealer-Manager and the Managing General Partner may directly contact your registered representatives, in person or otherwise, to:

                  o        inform them of the offering;

                  o        explain the merits and risks of the offering; and

                  o otherwise assist in your registered representatives' efforts to solicit and sell Units.




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